As filed with the Securities and Exchange Commission on August 1, 2003.


                                             1933 Act File No. 2-91069
                                             1940 Act File No. 811-4019

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 33

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 34

                             USAA INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                 9800 Fredericksburg Road, San Antonio, TX 78288
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226

                            Mark S. Howard, Secretary
                              USAA INVESTMENT TRUST
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective under Rule 485

___ immediately  upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph  (b)
___ 60 days after  filing  pursuant  to  paragraph  (a)(1)
_X_ on (October 1, 2003) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        Exhibit Index on Page 165
                                                                   Page 1 of 347

                                     Part A



                              Prospectuses for the


             Balanced Strategy Fund and Growth and Tax Strategy Fund
                              are included herein

                 Not included in this Post-Effective Amendment
        are the Prospectuses for the Cornerstone Strategy Fund, Emerging
                Markets Fund, Precious Metals and Minerals Fund,
           GNMA Trust, International Fund, Treasury Money Market Trust
                              and World Growth Fund

                                     Part A



                               Prospectus for the

                          Growth and Tax Strategy Fund

                               is included herein

[USAA EAGLE LOGO]

                       USAA  GROWTH AND TAX
                                STRATEGY FUND

                       USAA
                INVESTMENTS


                              [PHOTOGRAPH]

                 ONE OF THE
                USAA FAMILY
                 OF NO-LOAD
               MUTUAL FUNDS

                             P  R  O  S  P  E  C  T  U  S

--------------------------------------------------------------------------------

OCTOBER 1, 2003              As with other mutual  funds,  the  Securities  and
                             Exchange    Commission   has   not   approved   or
                             disapproved of this Fund's shares or determined whether this prospectus is accurate or complete.
                             Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
--------------------------------------------------------------------------------

     WHAT IS THE FUND'S INVESTMENT
     OBJECTIVE AND MAIN STRATEGY?                                     3

     WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                          5

     FEES AND EXPENSES                                               10

     FUND INVESTMENTS                                                11

     FUND MANAGEMENT                                                 20

     USING MUTUAL FUNDS IN AN ASSET ALLOCATION PROGRAM               24

     HOW TO INVEST                                                   25

     HOW TO REDEEM                                                   29

     IMPORTANT INFORMATION ABOUT
     PURCHASES AND REDEMPTIONS                                       31

     EXCHANGES                                                       32

     SHAREHOLDER INFORMATION                                         34

     FINANCIAL HIGHLIGHTS                                            38

     APPENDIX A                                                      40

     ADDITIONAL FUND INFORMATION                                     46

USAA Growth and Tax Strategy Fund - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders.

     We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund. We have retained Dresdner RCM Global Investors LLC (Dresdner) to serve as subadviser for the blue chip stocks investment category of the Fund.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 11 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are interest rate risk, credit risk, stock market risk, and management risk.

     * INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

                                                                  3 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

          IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

          IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of the company's operations.

     *    MANAGEMENT   RISK  involves  the   possibility   that  the  investment
          techniques and risk analyses used by the Fund's managers will not produce the desired results.

     Additional risks of the Fund described later in the prospectus are rebalancing risk, the risk of changes in tax laws impacting the Fund's dividends and distributions, and structural risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

     As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

USAA Growth and Tax Strategy Fund - 4

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

--------------------------------------------------------------------------------
  [ARROW] TOTAL  RETURN  MEASURES  THE  PRICE  CHANGE  IN A SHARE  ASSUMING  THE
          REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.
--------------------------------------------------------------------------------

                                                                  5 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

[BARCHART]

                         CALENDAR YEAR   TOTAL RETURN
                              1993           13.72%
                              1994           -2.62%
                              1995           22.70%
                              1996           11.12%
                              1997           16.16%
                              1998           11.57%
                              1999            9.27%
                              2000           -0.66%
                              2001           -8.31%
                              2002           -8.32%

                           SIX-MONTH YTD TOTAL RETURN
                                7.81% (6/30/03)

         BEST QUARTER*                             WORST QUARTER*
         8.57% 4th Qtr. 1998                       -8.21% 3rd Qtr. 2001

        * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

USAA Growth and Tax Strategy Fund - 6

--------------------------------------------------------------------------------

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned Fund shares during the entire period and paid taxes on the Fund's distributions of taxable income and capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable income and capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In the example that assumes all Fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that you received a tax deduction for the loss incurred on the sale. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Dresdner assumed day-to-day management of the Fund's blue chip stocks investment category. Prior to that date, IMCO was solely responsible for managing the Fund's assets.
                                                                  7 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                        Since
                                                                      Inception
                             Past 1 Year  Past 5 Years  Past 10 Years  1/11/89

--------------------------------------------------------------------------------
Return Before Taxes           -8.32%          0.36%        5.97%       6.87%
Return After Taxes
  on Distributions            -8.52%          0.02%        5.22%       6.19%
Return After Taxes
  on Distributions
  and Sale of Fund Shares     -4.21%          0.75%        5.16%       6.02%
--------------------------------------------------------------------------------

Russell 1000 Growth(R) Index*
  (reflects no deduction for
  fees, expenses, or taxes)  -27.88%         -3.84%        6.70%       9.63%+

--------------------------------------------------------------------------------
Lehman Brothers Municipal
  Bond Index* (reflects no
  deduction for fees,
  expenses, or taxes)          9.60%          6.06%        6.71%       7.45%+
--------------------------------------------------------------------------------

Lipper Balanced Funds Index**
  (reflects no deduction
  for taxes)                 -10.69%          2.10%        7.53%       8.80%+

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

** Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

+ The performance of the Russell 1000 Growth Index, the Lehman Brothers Municipal Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of December 31, 1989, while the Fund's inception date is January 11, 1989. There may be a slight variation in the comparative performance numbers due to this difference.

USAA Growth and Tax Strategy Fund - 8

--------------------------------------------------------------------------------

     YIELD

     All mutual funds must use the same formula to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 2002, was 2.38%.


--------------------------------------------------------------------------------
   [ARROW] YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD
           AS A PERCENTAGE OF THE FUND'S SHARE PRICE.
--------------------------------------------------------------------------------

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 27 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          -----------------------------------------------
          [ARROW]   FUND NUMBER              53
          [ARROW]   TICKER SYMBOL            USBLX
          [ARROW]   NEWSPAPER SYMBOL         Gr&TxStr
          -----------------------------------------------

                                                                  9 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses during the past fiscal year ended May 31, 2003, and are calculated as a percentage of average net assets.

     MANAGEMENT       DISTRIBUTION        OTHER            TOTAL ANNUAL
       FEES           (12B-1) FEES       EXPENSES       OPERATING EXPENSES
  --------------------------------------------------------------------------
      .51%a               None              .40%               .91%*

a A performance fee adjustment increased the management fee by .01% for the most recent fiscal year.

* Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which did not affect the expense ratio of the Fund.

--------------------------------------------------------------------------------
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR
             ADVERTISING  AND OTHER COSTS OF SELLING FUND SHARES.
--------------------------------------------------------------------------------

USAA Growth and Tax Strategy Fund - 10

--------------------------------------------------------------------------------

     EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.


         1 YEAR            3 YEARS        5 YEARS        10 YEARS
      --------------------------------------------------------------
           $93               $290           $504          $1,120


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

                                             PERCENTAGE TARGET RANGE
                                                  OF NET ASSETS
       INVESTMENT CATEGORY
                                             [PIE CHART]
     *  TAX-EXEMPT BONDS                     41-49%
     *  BLUE CHIP STOCKS                     41-59%
     *  TAX-EXEMPT MONEY                      0-10%
        MARKET INSTRUMENTS
        (MATURITIES OF ONE YEAR
        OR LESS)

     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges upon 60 days' prior written notice to shareholders. However, we may go outside the ranges on a temporary defensive basis without

                                                                 11 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     shareholder notification whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Tax-exempt bonds provide income exempt from federal income tax. Blue chip stocks provide the potential for long-term capital growth. Tax-exempt money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

     During normal market conditions, the Fund's assets will be invested so that at least 50% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers. This policy may only be changed by a shareholder vote.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term taxable or tax-exempt debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

USAA Growth and Tax Strategy Fund - 12

--------------------------------------------------------------------------------

     [ARROW] HOW WILL THE IMPACT OF FEDERAL INCOME TAXES BE MINIMIZED ON THE FUND'S SHAREHOLDERS?

     The advisers intend to use various techniques to minimize the impact of federal income taxes on the Fund's shareholders while maximizing capital appreciation, including:

     * investing in bonds and similar instruments that provide income which is exempt from federal income tax,

     * investing in a portfolio of blue chip stocks with a low dividend yield,

     * selecting blue chip stocks that the subadviser expects to hold for relatively long periods to minimize the cost of trading and the receipt of capital gains,

     * when selling securities, considering the sale of those with the highest tax cost basis to minimize the receipt of capital gains, and

     * offsetting capital gains with capital losses, if available and appropriate.

     Although the Fund seeks to minimize taxable income and the realization of capital gains, the Fund may nevertheless receive taxable income and capital gains from time to time. Additionally, you may owe taxes on realized capital gains, if any, when you redeem your Fund shares.

     CHANGES IN TAX LAWS. The target ranges of securities categories and the techniques for minimizing the impact of taxes are all based on current federal tax law. Any future changes in those laws could result in significant changes in the Fund's investment strategies and techniques.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will

                                                                 13 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     make adjustments to rebalance the portfolio. In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 50% in tax-exempt bonds, 45% in blue chip stocks, and 5% in tax-exempt money market instruments. During the quarter, a strong stock market coupled with a weak bond market could leave the portfolio with 40% in tax-exempt bonds, 55% in blue chip stocks, and 5% in tax-exempt money market instruments. In this case, we would sell blue chip stocks and use the proceeds to buy tax-exempt securities to bring the blue chip stocks and tax-exempt bonds back to within their target ranges.

     MANAGEMENT RISK. The Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

     REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While every attempt is made to manage the Fund in a tax-exempt manner, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     TAX-EXEMPT BONDS AND TAX-EXEMPT MONEY MARKET INSTRUMENTS

     [ARROW] WHAT ARE TAX-EXEMPT SECURITIES?

     Tax-exempt securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. They are

USAA Growth and Tax Strategy Fund - 14

--------------------------------------------------------------------------------

     issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The Fund's portfolio may be invested in any of the following tax-exempt securities.

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; or

     *    INDUSTRIAL DEVELOPMENT REVENUE BONDS, which are issued by or on behalf
          of  public   authorities  to  obtain  funds  for  privately   operated
          facilities.

     *    INVERSE  FLOATING RATE  SECURITIES  whose coupons vary  inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

     * SYNTHETIC INSTRUMENTS, which combine a municipality's long-term obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice. Securities are often specifically structured so that they are eligible investments for a money market

                                                                 15 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

          fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     [ARROW] WHAT IS THE WEIGHTED AVERAGE MATURITY OF THE SECURITIES IN THE TAX-EXEMPT BONDS CATEGORY AND HOW IS IT CALCULATED?

     The Tax-Exempt Bonds category includes tax-exempt securities that will have a remaining maturity at the time of purchase of more than one year. Although the weighted average maturity of the securities in this category is not restricted, we expect it to exceed ten years. In determining a security's maturity for purposes of calculating the Fund's weighted average maturity, we may use estimates of the expected time for the security's principal to be paid. This can be substantially shorter than the security's stated final maturity. For a discussion on the method of calculating the weighted average maturity of the Fund's portfolio, see INVESTMENT POLICIES in the statement of additional information.

USAA Growth and Tax Strategy Fund - 16

--------------------------------------------------------------------------------

     INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The tax-exempt money market instruments in the portfolio are tax-exempt money market funds or debt securities like the type included in the Tax-Exempt Bonds category. Debt securities have remaining stated maturities at the time of purchase of one year or less or are subject to puts or similar demand features resulting in an effective maturity of one year or less.

     [ARROW] WHAT ARE THE CREDIT RATINGS OF THE TAX-EXEMPT SECURITIES?

     First, we will only purchase tax-exempt securities that are considered investment grade. For a security to be considered investment grade, it must be:

     * rated by one or more rating agencies at least in the fourth highest rating category for long-term securities

     * rated by one or more rating agencies at least within the second highest rating category for short-term securities

     * or, if not rated by those rating agencies, we must determine it to be of equivalent investment quality.

     And second, at least 50% of the combined total market values of the tax-exempt bonds and tax-exempt money market instruments

                                                                 17 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     will be rated within the three highest long-term rating categories by:

     *    Moody's Investors Service (Moody's)
     *    Standard & Poor's Ratings Group (S&P)
     *    Fitch Ratings (Fitch)

     *    Dominion Bond Rating Service Limited (DBRS)

     or in the highest short-term rating category by:

     * Moody's, S&P, Fitch, or DBRS. If unrated by those four agencies, we must determine that the securities are of equivalent investment quality.

     CREDIT RISK. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income instrument such as a bond will fail to make timely payments of interest or principal. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's port-

USAA Growth and Tax Strategy Fund - 18

--------------------------------------------------------------------------------

     folio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL TAX-EXEMPT SECURITIES MADE?

     We will buy securities that offer an attractive balance of tax-exempt income against credit risk and price volatility. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or an attractive replacement security is available.

     BLUE CHIP STOCKS

     [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Dresdner will invest in common stocks of blue chip companies for long-term growth. A blue chip company is one that has a market capitalization of:

     * at least $500 million and is included in the list of companies that make up the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, or

     *    at least $1 billion.

     Dresdner may invest up to 5% of the Fund's total assets in blue chip stocks of foreign issuers or in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or similar forms of ownership interest in securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

     STOCK MARKET RISK. Because this Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up and periods

                                                                 19 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     when stock prices generally go down. Stocks tend to be more volatile than bonds.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

     In analyzing specific companies for possible investments, Dresdner's portfolio management team ordinarily looks at a company's growth and quality characteristics and evaluates stocks on their valuation characteristics. Dresdner seeks to invest in companies that offer long-term sustainable growth in earnings, revenues, and/or cash flow, have strong management and financial statements, and other good relative and absolute risk-adjusted return characteristics.

     For additional information about other securities in which the Fund's assets may be invested, see APPENDIX A on page 40.


FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of the Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

          -----------------------------------------------------------
          [ARROW]  TOTAL ASSETS UNDER MANAGEMENT BY
                   USAA INVESTMENT MANAGEMENT COMPANY
                   APPROXIMATELY $__ BILLION AS OF AUGUST 31, 2003
          -----------------------------------------------------------


     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated among the investment categories.

USAA Growth and Tax Strategy Fund - 20

--------------------------------------------------------------------------------

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     We also are responsible for the day-to-day investment management of the portion of the Fund that invests in tax-exempt bonds.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of one-half of one percent (0.50%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 21 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX                 (IN BASIS POINTS AS A PERCENTAGE
      (IN BASIS POINTS) 1                OF THE FUND'S AVERAGE NET ASSETS)

         +/- 20 to 50                                  +/- 4
         +/- 51 to 100                                 +/- 5
       +/- 101 and greater                             +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


     For the most recent fiscal year, the impact of the performance adjustment increased the base management fee by 0.01%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

PORTFOLIO MANAGERS

     TAX-EXEMPT BONDS

     Clifford A. Gladson, CFA, senior vice president of Fixed Income Investments, has managed the Tax-Exempt Bonds investment category since November 1999. Mr. Gladson has 16 years of investment management experience and has worked for IMCO for 13 years. He earned the Chartered Financial Analyst designation in 1990 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MS from the University of Wisconsin, Milwaukee and a BS from Marquette University.

     BLUE CHIP STOCKS

     We have entered into an investment subadvisory agreement with Dresdner, under which Dresdner directs the investment and reinvestment of the Fund's blue chip stocks investment category (as allocated from time to time by IMCO) and determines the composition of such assets in accordance with the Fund's investment

USAA Growth and Tax Strategy Fund - 22

--------------------------------------------------------------------------------

     objective, policies, and restrictions, subject to the supervision of the Fund's Board of Trustees and IMCO.

     Dresdner is located at 4 Embarcadero Center, San Francisco, CA 94111. As of August 31, 2003, Dresdner and its advisory affiliates had approximately $___ billion in assets under management.

     Dresdner is compensated by IMCO out of the management fee we receive from the Fund. Dresdner's Large-Cap Equity Portfolio Management Team is primarily responsible for the day-to-day management of the equity portion of the Fund's assets invested in blue chip stocks. Dresdner's Large-Cap Equity Portfolio Management Team is comprised of a team of investment professionals including, but not limited to, Seth Reicher and Joan L. Howard.

     Seth A. Reicher, CFA and Joan L. Howard, CFA are managing directors and Co-CIO's. Both Mr. Reicher and Ms. Howard are senior portfolio managers on Dresdner's U.S. Large Cap Equity Portfolio Management Team and are members of Dresdner RCM's Global Investment Policy Committee. Additionally, Mr. Reicher leads the San Francisco Quantitative Equity Team.

     Mr. Reicher began at Dresdner in 1993 as a quantitative analyst and soon after became an assistant portfolio manager to the Core Portfolio Management Team. In mid-1994 he was selected to work directly with William Price (who was then Chairman and CIO) as the leader of Dresdner's Quantitative Equity Team. He became a director of Dresdner in June 1996 and a portfolio manager on the Core Portfolio Management Team in January 1997.

     Mr. Reicher is a Chartered Financial Analyst and a member of both the Security Analysts of San Francisco and the Association of Investment Management and Research. Mr. Reicher received his BBA in finance, cum laude, from the University of Massachusetts, Amherst and holds a Certificate in International Business from the University of Copenhagen, Denmark.

                                                                 23 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     Ms. Howard is a Chartered Financial Analyst and joined Dresdner RCM in 1992. She has 38 years of experience in the investment management business. Ms. Howard has been president of both the Security Analysts of San Francisco and the Financial Women's Association of San Francisco. She is a graduate of the University of Wisconsin with a BBA (Phi Beta Kappa) and an MBA in finance.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. In this connection, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN ASSET
ALLOCATION PROGRAM

     THE IDEA BEHIND ASSET ALLOCATION

     If you have money to invest and hear that stocks may be a good investment, is it a wise idea to use your entire savings to buy one stock? Most people wouldn't -- it would be fortunate if it works, but this strategy holds a great deal of risk. Surprising news could be reported tomorrow on your stock, and its price could soar or plummet.

     Careful investors understand this concept of risk and lower that risk by diversifying their holdings among a number of securities. That way bad news for one security may be counterbalanced by good news regarding other securities. But there is still a question of risk here. History tells us that stocks are generally more volatile

USAA Growth and Tax Strategy Fund - 24

--------------------------------------------------------------------------------

     than bonds and that long-term bonds are generally more volatile than short-term bonds. History also tells us that over many years investments having higher risks tend to have higher returns than investments that carry lower risks. From these observations comes the idea of asset allocation.

     Asset allocation is a concept that involves dividing your money among several different types of investments -- for example, stocks, bonds, and short-term investments such as money market instruments -- and keeping that allocation until your objectives or the financial markets significantly change. That way you're not pinning all your financial success on the fortunes of one kind of investment. Money spread across different investment categories can help you reduce market risk and likely will provide more stability to your total return.

     Asset allocation can work because different kinds of investments generally follow different up-and-down cycles. With a variety of investments in your portfolio, some are probably doing well, even when others are struggling.

     USING ASSET ALLOCATION IN AN INVESTMENT PROGRAM

     Most investors understand the concept of diversification, but asset allocation goes beyond diversifying your portfolio; it's a much more active process. You must evaluate your lifestyle, finances, circumstances, long- and short-term financial goals, and tolerance for investment risk. Once you have structured your allocation, you'll need to review it regularly since your objectives will change over time. Even though we do not charge sales loads or commissions, our member service representatives are always available to assist you in structuring and reviewing your investment portfolio of USAA mutual funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You

                                                                 25 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     To purchase shares through your USAA brokerage account, please contact USAA Brokerage Services directly. These shares will become part of your USAA brokerage account and will be subject to the policies and procedures that apply to your USAA brokerage account. Additional fees may also apply. If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Service. See "TAXES".

EFFECTIVE DATE

     When you make a purchase,  your purchase  price will be the net asset value
     (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
     (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

USAA Growth and Tax Strategy Fund - 26

--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instruments, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment. We may periodically offer programs that reduce the minimum initial purchase amounts if you elect to make monthly electronic investments.

     ADDITIONAL PURCHASES

     *  $50 minimum per transaction, per account.

     INVESTART

     *  No  initial  investment  if   you   elect  to  have  monthly  electronic
        investments of at least $50 per transaction, per account.

     ---------------------------------------------------------------------------
     NOTE: THIS FUND IS NOT AVAILABLE FOR AN IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX-EXEMPT.
     ---------------------------------------------------------------------------

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you

                                                                 27 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

        will be able to open and fund a new mutual fund account, exchange to another Fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to the transfer agent:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

USAA Growth and Tax Strategy Fund - 28

--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another Fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R)  1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another Fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

                                                                 29 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

USAA Growth and Tax Strategy Fund - 30

--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security /other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder Account Services (SAS), the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund

                                                                 31 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     * reject purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *    calculate the NAV per share on a business day that the NYSE is closed

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *    redeem an account with less than $900, with certain limitations

     * restrict shareholder accounts when necessary or appropriate to comply with anti-money laundering requirements

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the

USAA Growth and Tax Strategy Fund - 32

--------------------------------------------------------------------------------

     share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 31.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

                                                                 33 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE each day that the NYSE is open for regular trading, which is usually 4 p.m. Eastern Time.

               ------------------------------------------------------------
                                              TOTAL ASSETS - LIABILITIES
                                              --------------------------
               [ARROW]   NAV PER SHARE     =       NUMBER OF SHARES
                                                      OUTSTANDING
               ------------------------------------------------------------


     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. If no sale is reported, the average of the bid and asked prices is generally used.

     Over-the-counter equity securities are generally priced using the NSADAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices.

     Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees.

     Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using procedures approved by the Fund's Board of Trustees.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

USAA Growth and Tax Strategy Fund - 34

--------------------------------------------------------------------------------

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net capital gain distributions will be paid in December of each year. The Fund will make additional distributions to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

 -------------------------------------------------------------------------------
 [ARROW] INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

 [ARROW] CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes.


                                                                 35 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable as long-term capital gains whether received in cash or reinvested in additional shares.These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     Distributions to shareholders derived from tax-exempt interest received by the Fund will be excluded from a shareholder's gross income for federal income tax purposes, provided the Fund meets certain requirements.

     IN CERTAIN INSTANCES, TAX-EXEMPT INTEREST HAS TAX IMPLICATIONS.

     For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

     Distributions of tax-exempt income are considered in computing the portion, if any, of social security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) the income dividends, capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer

USAA Growth and Tax Strategy Fund - 36

--------------------------------------------------------------------------------

     identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she  is not subject to backup withholding.

     To  avoid  this  withholding   requirement,   you  must  certify,  on  your
     application or on a separate Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

                                                                 37 - Prospectus

USAA GROWTH AND TAX STRATEGY FUND
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     The information for the fiscal year ended May 31, 2003, has been audited by Ernst & Young, LLP, whose report along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from June 1, 1998, through May 31, 2002, was audited by another independent public accounting firm.

USAA Growth and Tax Strategy Fund - 38

--------------------------------------------------------------------------------

                                         YEAR ENDED MAY 31,
                       ---------------------------------------------------------
                          2003        2002        2001       2000       1999
                       ---------------------------------------------------------
Net asset value at
  beginning of period  $   14.23   $   15.87  $   17.28   $   16.66   $   16.31

Income (loss) from
  investment operations:

Net investment income        .35         .41        .49         .48         .47
  Net realized and
  unrealized gain (loss)    (.17)      (1.60)     (1.42)        .61         .96
                       ---------------------------------------------------------
Total from investment
  operations                 .18       (1.19)      (.93)       1.09        1.43
                       ---------------------------------------------------------
Less distributions:
  From net investment
   income                   (.37)       (.45)      (.48)       (.47)       (.48)
  From realized
   capital gains            (.05)        -           -           -         (.60)
                       ---------------------------------------------------------
Total distributions         (.42)       (.45)      (.48)       (.47)      (1.08)
                       ---------------------------------------------------------
Net asset value at
  end of period        $   13.99   $   14.23  $   15.87   $   17.28   $   16.66
                       =========================================================
Total return (%)*           1.46       (7.59)     (5.47)       6.62        9.10

Net assets at end
  of period (000)      $ 186,929   $ 205,108  $ 238,813   $ 263,592   $ 252,442

Ratio of expenses
  to average net
  assets (%)**               .91a        .83a       .70a        .71         .69

Ratio of net investment
  income to average
  net assets (%)**          2.67        2.75       2.91        2.80        2.89

Portfolio turnover (%)     52.38       31.81      35.69       66.43       63.42


* Assumes reinvestment of all dividend income and realized capital gain distributions during the period.

**   For the year ended May 31, 2003, average net assets were $183,748,000.

a Reflects total expenses excluding any fee-offset arrangements, which decreased these ratios as follows:
                             -         (.02%)      (.01%)       n/a        n/a

                                                                 39 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN POLICIES OF THE GROWTH AND TAX STRATEGY FUND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:

     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars. Global Depositary Receipts (GDRs) The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     ILLIQUID SECURITIES

     Up to 15% of the Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     INVERSE FLOATING RATE SECURITIES

     Up to 10% of the Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall
     (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for its higher income and price volatility and reduced liquidity.

USAA Growth and Tax Strategy Fund - 40

--------------------------------------------------------------------------------

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's  assets may be  invested  in a variety of  instruments  commonly
     referred  to  as  municipal  lease   obligations,   including   leases  and
     certificates of participation in such leases and contracts.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     The Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be

                                                                 41 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds).

     * Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These

USAA Growth and Tax Strategy Fund - 42

--------------------------------------------------------------------------------

     changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *    Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these securities.

     ZERO COUPON BONDS

     The Fund's assets may be invested in zero coupon bonds.

     * A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures.

     * The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment.

                                                                 43 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     * In calculating its dividend, the Fund records as income the daily amortization of the purchase discount.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

USAA Growth and Tax Strategy Fund - 44

                                      NOTES

                                                                 45 - Prospectus

USAA GROWTH AND TAX STRATEGY
--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semi-annual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Growth and Tax Strategy Fund - 46

--------------------------------------------------------------------------------


                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (IN SAN ANTONIO, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-4019

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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23444-1003                                  (C) 2003, USAA. All rights reserved.

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                                     Part A



                               Prospectus for the

                             Balanced Strategy Fund

                               is included herein

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[USAA EAGLE LOGO]

                        USAA   BALANCED
                                    STRATEGY FUND

                        USAA
                 INVESTMENTS

                               [PHOTOGRAPH]


                  ONE OF THE
                 USAA FAMILY
                  OF NO-LOAD
                MUTUAL FUNDS


                               P  R  O  S  P  E  C  T  U  S

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             OCTOBER 1, 2003   As with other mutual funds,  the  Securities  and
                               Exchange   Commission   has   not   approved   or
                               disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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Table of CONTENTS
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     WHAT IS THE FUND'S INVESTMENT OBJECTIVE
     AND MAIN STRATEGY?                                                     3

     WHAT ARE THE MAIN RISKS OF INVESTING
     IN THIS FUND?                                                          3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THIS FUND FLUCTUATE?                                                5

     FEES AND EXPENSES                                                      9

     FUND INVESTMENTS                                                      11

     FUND MANAGEMENT                                                       18

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                           22

     HOW TO INVEST                                                         22

     HOW TO REDEEM                                                         26

     IMPORTANT INFORMATION ABOUT PURCHASES
     AND REDEMPTIONS                                                       28

     EXCHANGES                                                             29

     SHAREHOLDER INFORMATION                                               31

     FINANCIAL HIGHLIGHTS                                                  35

     APPENDIX A                                                            37

     ADDITIONAL FUND INFORMATION                                           46

USAA Balanced Strategy Fund - 2
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USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING,
IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE
AND MAIN STRATEGY?

     The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income. Using preset target ranges, the Fund's strategy is to invest its assets in a combination of stocks on the one hand and bonds and money market instruments on the other.

     We are the Fund's investment adviser. We manage the bonds and money market instruments investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the Fund's stocks investment category.

     Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. See FUND INVESTMENTS on page 11 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THIS FUND?

     The primary risks of investing in this Fund are stock market risk, credit risk, interest rate risk, and management risk.

     * STOCK MARKET RISK involves the possibility that the value of the Fund's investments in stocks will decline regardless of the success or failure of the company's operations.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

                                                                  3 - Prospectus
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USAA BALANCED STRATEGY
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     *    INTEREST  RATE RISK  involves  the  possibility  that the value of the
          Fund's investments will fluctuate because of changes in interest rates.

          IF INTEREST RATES INCREASE: the yield of the fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

          IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     *    MANAGEMENT   RISK  involves  the   possibility   that  the  investment
          techniques and risk analyses used by the Fund's managers will not produce the desired results.

     Additional risks of the Fund described later in the prospectus are rebalancing risk and structural risk. As with other mutual funds, losing money is also a risk of investing in this Fund.

     As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

USAA Balanced Strategy Fund - 4
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COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

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     [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE
             REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.
--------------------------------------------------------------------------------

                                                                  5 - Prospectus
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USAA BALANCED STRATEGY
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[BARCHART]

                         CALENDAR YEAR   TOTAL RETURN
                              1996*          13.45%
                              1997           19.05%
                              1998            8.69%
                              1999           18.90%
                              2000           -4.50%
                              2001           10.96%
                              2002          -10.11%


                  * FUND BEGAN OPERATIONS ON SEPTEMBER 1, 1995.

                           SIX-MONTH YTD TOTAL RETURN
                                 8.55% (6/30/03)

            BEST QUARTER**                       WORST QUARTER**
            15.58% 4th Qtr. 1998                 -11.56% 3rd Qtr. 1998

       ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable income or capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable income or capital gains and sold all shares at the end of each period.

USAA Balanced Strategy Fund - 6

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     After-tax  returns are calculated using the historical  highest  individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown on the next page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the stocks portion of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

                                                                  7 - Prospectus
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USAA BALANCED STRATEGY
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                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                                Since Inception
                             Past 1 Year       Past 5 Years         9/1/95
--------------------------------------------------------------------------------
Return Before Taxes           -10.11%             4.25%              7.65%

Return After Taxes
on Distributions              -11.31%             2.76%              6.13%

Return After Taxes
on Distributions
and Sale of Fund Shares        -6.19%             2.90%              5.70%
--------------------------------------------------------------------------------

Russell 3000(R)Index*
(reflects no deduction
for fees, expenses, or taxes) -21.54%            -0.71%              7.44%+

--------------------------------------------------------------------------------
Lehman Brothers U.S.
Aggregate Bond Index*
(reflects no deduction
for fees, expenses,
or taxes)                      10.25%             7.55%              7.68%+
--------------------------------------------------------------------------------

Lipper Balanced Funds Index**
(reflects no deduction for
 taxes)                       -10.69%             2.10%              6.75%+


* The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

** The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

+ The performance of the Russell 3000 Index, the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of August 31, 1995, while the Fund's inception date is September 1, 1995. There may be a slight variation in the comparative performance numbers due to this difference.

USAA Balanced Strategy Fund - 8

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     CURRENT PRICE AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Fund's investment objective and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price and return information for this Fund through our USAA.COM web site once you have established Internet access. See page 24 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

          ---------------------------------------------
          [ARROW]  FUND NUMBER               47
                   TICKER SYMBOL             USBSX
                   NEWSPAPER SYMBOL          BalStra
          ---------------------------------------------


FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in the Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and


                                                                  9 - Prospectus
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USAA BALANCED STRATEGY
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     request your money by wire transfer, there is a $12 domestic wire fee and a
     $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses before reimbursement during the past fiscal year ended May 31, 2003, and are calculated as a percentage of average net assets (ANA).

     MANAGEMENT        DISTRIBUTION           OTHER          TOTAL ANNUAL
       FEES            (12B-1) FEES         EXPENSES      OPERATING EXPENSES
   --------------------------------------------------------------------------
       .78%a              None                .69%              1.47%b,c

  a A performance fee adjustment increased the base management fee by .03% for the most recent fiscal year.

  b Through fee offset arrangements with certain of the Fund's service providers, realized credits, if any, are used to reduce the Fund's expenses. Total Annual Operating Expenses of the Fund reflect total expenses excluding fee offset arrangements, which decreased the expense ratio by .01% for the most recent fiscal year.

  c We have voluntarily agreed to limit the Fund's Total Annual Operating Expenses to 1.00% of its ANA, excluding credits from fee offset arrangements, and to reimburse the Fund for all expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's Actual Total Annual Operating Expenses were as follows:

                                                         Actual Fund
         Total Annual           Reimbursement         Operating Expenses
       Fund Operating             From IMCO                  After
          Expenses                                       Reimbursement
     -----------------------------------------------------------------------
            1.47%                   .47%                      1.00%


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     [ARROW]  12B-1  FEES  SOME  MUTUAL  FUNDS  CHARGE  THESE  FEES  TO PAY  FOR
              ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
--------------------------------------------------------------------------------

USAA Balanced Strategy Fund - 10

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     EXAMPLE OF EFFECT OF FUND'S OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

           1 YEAR     3 YEARS      5 YEARS       10 YEARS
        -----------------------------------------------------
            $150        $465         $803         $1,757


FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal strategy is to provide a diversified investment program within one mutual fund by allocating its assets in each of the following investment categories according to the following targeted ranges. Securities are classified by category at the time of purchase.

                                                  PERCENTAGE TARGET RANGE
                                                      OF NET ASSETS

     INVESTMENT CATEGORY                               [PIE CHART]
     *  STOCKS                                           50-70%
     *  BONDS                                            30-50%
     *  MONEY MARKET INSTRUMENTS                          0-10%


     The ranges allow for a variance within each investment category. The Fund's Board of Trustees may revise the target ranges upon

                                                                 11 - Prospectus
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USAA BALANCED STRATEGY
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     60 days' prior written notice to shareholders.  However,  we may go outside the ranges on a temporary defensive basis without shareholder notification whenever we believe it is in the best interest of the Fund and its shareholders.

     [ARROW] WHY ARE STOCKS AND BONDS MIXED IN THE SAME FUND?

     From time to time, the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, is expected in the long run to entail less market risk (and potentially less return) than a mutual fund investing exclusively in stocks.

     [ARROW] WHY WERE THESE INVESTMENT CATEGORIES AND TARGET RANGES SELECTED?

     The investment categories and target ranges were selected to provide investors with a diversified investment in a single mutual fund. Stocks provide the potential for long-term capital growth while bonds provide the potential for high current income. Money market instruments provide a means for temporary investment of cash balances arising in the normal course of business.

     However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ACTIONS ARE TAKEN TO KEEP THE FUND'S ASSET ALLOCATIONS WITHIN THE TARGET RANGES?

     If market action causes the actual assets of the Fund in one or more investment categories to move outside the ranges, we will

USAA Balanced Strategy Fund - 12

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     make adjustments to rebalance the portfolio.  In general, we will rebalance the portfolio at least once during each quarter.

     In rebalancing the Fund's portfolio, we will buy or sell securities to return the actual allocation of the Fund's assets to within its target ranges. For example, the Fund's portfolio could begin a quarter with its assets allocated 65% in stocks, 30% in bonds, and 5% in money market instruments. During the quarter, due to market returns, the Fund's portfolio could hold 75% in stocks, 20% in bonds, and 5% in money market instruments. In this case, we would sell stocks and use the proceeds to buy bonds to bring the stocks and bonds back to within their target ranges.

     REBALANCING RISK. In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     MANAGEMENT RISK. This Fund is subject to management risk because the Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results.

     STOCKS

     [ARROW] WHAT TYPES OF STOCKS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Wellington Management will invest this portion of the Fund's portfolio significantly in domestic common stocks. To a much lesser extent, the portfolio may include some foreign stocks and real estate investment trusts (REITs).

                                                                 13 - Prospectus

USAA BALANCED STRATEGY
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     STOCK  MARKET RISK.  Because this Fund invests in stocks,  it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in long cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?

     Wellington Management will consider purchasing stocks that exhibit the following characteristics:

     *    Superior market positions

     *    Positive financial momentum accompanied by strong fundamentals

     *    Sustainable revenue and earnings growth

     *    High-quality management team

     *    Attractive valuation

     Each company held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches Wellington Management's target valuation.

     BONDS AND MONEY MARKET INSTRUMENTS

     [ARROW] WHAT TYPES OF BONDS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     Bonds must be investment grade at the time of purchase and may include any of the following:

     *   obligations of the U.S. government, its agencies and instrumentalities

     *   mortgage-backed securities

     *   asset-backed securities

USAA Balanced Strategy Fund - 14

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     *   corporate debt securities, such as notes and bonds

     *   debt securities of real estate investment trusts

     * obligations of state and local governments and their agencies and instrumentalities

     *   Eurodollar obligations

     *   Yankee obligations

     *   synthetic instruments and

     *   other debt securities

     For a further description of these securities, see APPENDIX A on page 37.

     INTEREST RATE RISK. As a mutual fund investing in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument

                                                                 15 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

     [ARROW] WHAT ARE CONSIDERED INVESTMENT-GRADE SECURITIES?

     Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated within the categories listed by the following rating agencies:

                                 LONG-TERM                 SHORT-TERM
     RATING AGENCY             DEBT SECURITIES           DEBT SECURITIES
     ---------------------------------------------------------------------------
     Moody's Investors                                   At least  Prime-3
     Service                   At least Baa 3            or MIG  4/VMIG 4

     Standard  & Poor's                                  At least  A-3
     Ratings  Group            At least BBB -            or SP-2

     Fitch Ratings             At least BBB -            At least F-3

     Dominion Bond
     Rating  Service           At least BBB low          At least R-2 low


     If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     CREDIT RISK. The fixed-income securities in the Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income instrument such as a bond or repurchase agreement will fail to make timely payments of interest or principal. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities


USAA Balanced Strategy Fund - 16

--------------------------------------------------------------------------------

     than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL BONDS MADE?

     We buy bonds that represent value in current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The  money  market  instruments   included  in  the  Fund's  portfolio  are
     investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include any of the following:

     *    obligations of the U.S. government, its agencies and instrumentalities

                                                                 17 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     *    repurchase agreements collateralized by the foregoing obligations

     *    commercial paper or other short-term corporate obligations

     *    certificates of deposit

     *    bankers' acceptances

     *    money markets funds

     *    short-term investment funds

     *    other suitable obligations

     For additional information about other securities in which the Fund's assets may be invested, see APPENDIX A on page 37.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

              ------------------------------------------------------------
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $__ BILLION AS OF AUGUST 31, 2003
              ------------------------------------------------------------


     We provide investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated among the investment categories.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of portions of the
     Fund's   assets.   We  monitor  each

USAA Balanced Strategy Fund - 18

--------------------------------------------------------------------------------

     subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of the portion of the Fund that invests in fixed income investments.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund commenced on August 1, 2001, and will consist of the current month plus the preceding months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

                                                                 19 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

    OVER/UNDER PERFORMANCE                 ANNUAL ADJUSTMENT RATE
      RELATIVE TO INDEX                (IN BASIS POINTS AS A PERCENTAGE
     (IN BASIS POINTS)1                OF THE FUND'S AVERAGE NET ASSETS)
   -----------------------------------------------------------------------

       +/- 100 to 400                              +/- 4
       +/- 401 to 700                              +/- 5
     +/- 701 and greater                           +/- 6

     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


     For the most recent fiscal year, the impact of the performance adjustment increased the base management fee by 0.03%. The fee we received for the fiscal year ended May 31, 2003, after we made reimbursement to the Fund, was equal to 0.31% of average net assets. We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at anytime.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     PORTFOLIO MANAGERS

     STOCKS

     We have entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund's stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm, which provides investment services

USAA Balanced Strategy Fund - 20

--------------------------------------------------------------------------------

     to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of August 31, 2003, Wellington Management had investment management authority with respect to approximately $_ billion in assets.

     Wellington Management is compensated by IMCO out of the management fee we receive from the Fund.

     Matthew E. Megargel, CFA and senior vice president, joined Wellington Management in 1983 as a Global Industry Analyst. He began managing diversified client portfolios in 1990. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

     BONDS

     Margaret Weinblatt, Ph.D., CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Bonds investment category since May 2002. She has 23 years of investment management experience and has worked for IMCO for three years. Prior to joining IMCO, she worked for Countrywide
     Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and a BA from Radcliffe College.


                                                                 21 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You

USAA Balanced Strategy Fund - 22

--------------------------------------------------------------------------------

     should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Service. See "TAXES".

     EFFECTIVE DATE

     When you make a purchase,  your purchase  price will be the net asset value
     (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange
     (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

                                                                 23 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     * $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs]. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment. We may periodically offer programs that reduce the minimum initial purchase amounts if you elect to make monthly electronic investments.

     ADDITIONAL PURCHASES

     *  $50 per transaction minimum, per account.

     INVESTART

     *  No  initial  investment  if  you   elect  to  have   monthly  electronic
        investments of at least $50 per transaction, per account.

     INTERNET ACCESS - USAA.COM

     *  You can use your  personal  computer   to  perform  certain  mutual fund
        transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another Fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.


USAA Balanced Strategy Fund - 24

--------------------------------------------------------------------------------

     MAIL

     *  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to the transfer agent:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 25 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another Fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another Fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343
     (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has

USAA Balanced Strategy Fund - 26

--------------------------------------------------------------------------------

     cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY...

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     *  Access USAA.COM.

     *  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P. O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

                                                                 27 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R)service.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act

USAA Balanced Strategy Fund - 28

--------------------------------------------------------------------------------

     (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     The Fund reserves the right to:

     *  reject purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     *  redeem an account with less than $900, with certain limitations

     * restrict shareholder accounts when necessary or appropriate to comply with anti-money laundering requirements

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence.

                                                                 29 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     The Fund has undertaken certain procedures regarding telephone transactions as described on page 28.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Fund and its shareholders from unfair expense burdens, the Fund restricts excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

USAA Balanced Strategy Fund - 30

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE each day that the NYSE is open for regular trading, which is usually 4 p.m. Eastern Time.

     ---------------------------------------------------------------------------
                                             TOTAL ASSETS - LIABILITIES
          [ARROW]  NAV PER SHARE   =       ----------------------------
                                                  NUMBER OF SHARES
                                                     OUTSTANDING
     ---------------------------------------------------------------------------

     Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As such, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, we determine that a

                                                                 31 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     particular event would materially affect the Fund's NAV, then we, under valuation procedures approved by the Fund's Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

     Over-the-counter equity securities are generally priced using the NASDAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices.

     Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees.

     Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using procedures approved by the Fund's Board of Trustees.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net capital gain distributions will be paid in December of each year. The Fund will make additional distributions to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes.

USAA Balanced Strategy Fund - 32

--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 [ARROW] INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY A FUND'S INVESTMENTS.

 [ARROW] CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
--------------------------------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     This tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of those dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

                                                                 33 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     WITHHOLDING

     Federal law requires the Fund to withhold and remit to the U.S. Treasury 28% of (1) income dividends, capital gain distributions, and proceeds of redemptions payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions payable to such shareholder who:

     *  underreports dividend or interest income or

     *  fails to certify that he or she is not subject to backup withholding.

     To  avoid  this  withholding   requirement,   you  must  certify,  on  your
     application or on a separate Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

USAA Balanced Strategy Fund - 34

--------------------------------------------------------------------------------

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

     FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     The information for the fiscal year ended May 31, 2003, has been audited by Ernst & Young, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information relating to the Fund from June, 1998, through May 31, 2002, was audited by another independent public accounting firm.


                                                                 35 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

                                            YEAR ENDED MAY 31,
                        --------------------------------------------------------
                            2003       2002       2001       2000      1999
                        --------------------------------------------------------
Net asset value at
  beginning of period   $   14.20   $   15.25   $   15.26  $   14.02   $  13.46
                        --------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income       .28         .35a,c      .33        .27        .25

  Net realized and
    unrealized gain (loss)   (.70)       (.40)a,c     .77       1.22        .74
                        --------------------------------------------------------
Total from investment
  operations                 (.42)       (.05)       1.10       1.49        .99
                        --------------------------------------------------------
Less distributions:
  From net investment
    income                   (.29)       (.34)       (.32)      (.25)      (.27)

  From realized
    capital gains            (.14)       (.66)       (.79)       _         (.16)
                        --------------------------------------------------------
Total distributions          (.43)      (1.00)      (1.11)      (.25)      (.43)
                        --------------------------------------------------------
Net asset value at
  end of period         $   13.35   $   14.20   $   15.25  $   15.26   $  14.02
                        ========================================================
Total return (%)*           (2.71)       (.06)       7.37      10.65       7.63

Net assets at end of
  period (000)          $ 350,842   $ 327,563   $ 184,977  $ 148,153   $ 95,755

Ratio of expenses to
  average net assets (%)**   1.00d       1.02b,d     1.23d      1.25       1.25

Ratio of expenses to average
  net assets,excluding
  reimbursements (%)**       1.47d       1.35d       n/a        1.26       1.31

Ratio of net investment
  income to average
  net assets (%)**           2.19        2.41c       2.30       1.92       1.88

Portfolio turnover (%)     113.80       42.34       80.60      87.11      63.39


  * Assumes reinvestment of all dividend income and realized capital gain distributions during the period.

  ** For the year ended May 31, 2003, average net assets were $306,931,000.

  a  Calculated using average shares.

  b Effective August 1, 2001, the Manager voluntarily agreed to limit the Fund's expense ratio to 1.00% of the Fund's average annual net assets. Prior to this date, the voluntary expense ratio limit was 1.25% of the Fund's average annual net assets.

  c In 2001, a change in amortization method was made as required by an accounting pronouncement. This change had no effect on these amounts.

  d Reflects total expenses excluding any fee-offset arrangements, which decreased these ratios as follows:
                             (.01%)        -          -         N/A        N/A

USAA Balanced Strategy Fund - 36

                                   APPENDIX A
--------------------------------------------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN POLICIES OF THE BALANCED STRATEGY FUND AND TYPES OF SECURITIES IN WHICH THE FUND'S ASSETS MAY BE INVESTED:


     AMERICAN DEPOSITARY RECEIPTS (ADRS)

     The Fund's assets may be invested in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     ASSET-BACKED SECURITIES

     The Fund's assets may be invested in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities. Such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                                                                 37 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     EURODOLLAR AND YANKEE OBLIGATIONS

     A portion of the Fund's assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

     GLOBAL DEPOSITARY RECEIPTS (GDRS)

     The Fund's assets may be invested in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

     FUTURES

     Under certain circumstances, the Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. For more information on futures, see the statement of additional information.

     ILLIQUID SECURITIES

     Up to 15% of the Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

     INVERSE FLOATING RATE SECURITIES

     Up to 10% of the Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund

USAA Balanced Strategy Fund - 38

--------------------------------------------------------------------------------

     earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for its higher income and price volatility and reduced liquidity.

     MASTER DEMAND NOTES

     The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrange-ments provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

     MONEY MARKET INSTRUMENTS

     The Fund's assets may be invested in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates. The Fund's assets also may be invested in money mar-

                                                                 39 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     ket funds or other short-term investment funds, as permitted under applicable laws and regulations, including the Investment Company Act of 1940.

     MORTGAGE-BACKED SECURITIES

     The Fund's assets may be invested in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

     Mortgage-backed securities also include collateralized mortgage obligations
     (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), and commercial mortgage-backed securities interest only (CMBS IOs).

     CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such
     maturities   can  be  difficult  to  pre-

USAA Balanced Strategy Fund - 40

--------------------------------------------------------------------------------

     dict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

     CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals, and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

     SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the

                                                                 41 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund's  assets may be  invested  in a variety of  instruments  commonly
     referred  to  as  municipal  lease   obligations,   including   leases  and
     certificates of participation in such leases and contracts.

     OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies (including exchange-traded funds) subject to statutory limitations prescribed by the Investment Company Act of 1940. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

     PERIODIC AUCTION RESET BONDS

     The Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the

USAA Balanced Strategy Fund - 42

--------------------------------------------------------------------------------

     Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

     REPURCHASE AGREEMENTS

     The Fund's assets may be invested in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying obligations prior to its repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to

                                                                 43 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     or upon demand is, in effect, secured by such obligations. A repurchase agreement involves the obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian or special "tri-party" custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

     SYNTHETIC INSTRUMENTS

     The Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

     TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

     The Fund's assets may be invested in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

USAA Balanced Strategy Fund - 44

--------------------------------------------------------------------------------

     VARIABLE-RATE DEMAND NOTES

     The Fund's assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     The Fund's assets may be invested in debt securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *    Such securities can be sold before settlement date.

     ASSET COVERAGE

     The Fund's assets may be invested, as described above, in futures, as well as when-issued and delayed-delivery securities, and the Fund will cover these transactions as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

     ADDITIONAL  INFORMATION  ABOUT  THE  FUND'S  INVESTMENT  POLICIES  AND  THE
     SECURITIES IN WHICH THE FUND MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                                 45 - Prospectus

USAA BALANCED STRATEGY
--------------------------------------------------------------------------------

     ADDITIONAL FUND INFORMATION

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Balanced Strategy Fund - 46

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (in San Antonio, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-4019

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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[USAA               WE KNOW WHAT IT MEANS TO SERVE(R).
EAGLE              ------------------------------------
LOGO (R)]             INSURANCE  *  MEMBER SERVICES


26667-1003                                  (C) 2003, USAA. All rights reserved.

                                     Part B



                  Statement of Additional Information for the

               Balanced Strategy Fund, Cornerstone Strategy Fund,
        Emerging Markets Fund, GNMA Trust, Growth and Tax Strategy Fund,
             International Fund, Precious Metals and Minerals Fund,
               Treasury Money Market Trust, and World Growth Fund


                               is included herein

[USAA      USAA                                          STATEMENT OF
EAGLE      INVESTMENT                                    ADDITIONAL INFORMATION
LOGO (R)]  TRUST                                         OCTOBER 1, 2003


--------------------------------------------------------------------------------

                             USAA INVESTMENT TRUST

USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of nine no-load mutual funds which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, Precious Metals and Minerals Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified.


     You may obtain a free copy of a prospectus dated October 1, 2003, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

     The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended May 31, 2003, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         Page

         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         4        Investment Plans

         6        Investment Policies
         17       Special Risk Considerations
         17       Investment Restrictions
         20       Portfolio Transactions
         23       Description of Shares
         24       Tax Considerations
         25       Trustees and Officers of the Trust
         33       The Trust's Manager
         38       General Information
         39       Calculation of Performance Data
         44       Appendix A - Long-Term and Short-Term Debt Ratings
         48       Appendix B - Comparison of Portfolio Performance
         52       Appendix C - Dollar-Cost Averaging
         53       Appendix D - USAA Family of No-Load Mutual Funds
         54       Appendix E - Investing in an IRA

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The value of securities of each Fund (except Treasury Money Market Trust) is determined by one or more of the following methods:

     (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund is valued. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

     (2) Over-the-counter equity securities are priced at the NASDAQ official closing price (NOCP) or, if not available, at the average of the bid and asked prices at the time trading closes on the NYSE.

     (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost.

     (4) Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

     (5) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager and, if applicable, in consultation with the investment subadviser for a Fund (Subadvisers), under valuation procedures approved by the Board of Trustees.

     Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in a Fund's NAV. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect a Fund's NAV. If the Manager determines that a particular event would materially affect a Fund's NAV, then the Manager, under valuation procedures approved by the Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

     The value of the Treasury Money Market Trust's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive upon the sale of the instrument.

     The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to the Manager or another party, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal
securities  brokers,   government  securities  dealers,   government  secu-
rities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTART(R) - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund the minimum initial investment is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association
(USAA).

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS (not available in the Growth and Tax Strategy
Fund)

     Federal taxes on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectus of each Fund of USAA Investment Trust and USAA Mutual Fund, Inc.

     Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, 9800 Fredericksburg Road, San Antonio, TX 78288. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement plans under the programs made available by the Manager. Applications for these retirement plans received by the Manager will be forwarded to the Custodian for acceptance.

     An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

     Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax adviser before establishing the plan. You may obtain detailed information about the plans from the Manager.

                              INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund, except the GNMA Trust and the Treasury Market Trust, may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund, except the GNMA Trust and the Treasury Money Market Trust, may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act of 1933 for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has established guidelines pursuant to which Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Restricted Put Bonds) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of Municipal Lease Obligations, Section 4(2) Commercial Paper and Rule 144A Securities, the Manager or the applicable Subadviser will consider the following factors, among others, established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Restricted Put Bonds, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Restricted Put Bond. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Restricted Put Bond based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITY

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming a constant prepayment rate (CPR) for the life of the mortgages or assets backing the security. The CPR for a security can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the portfolio weighted average maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).


PERIODIC AUCTION RESET BONDS

The Balanced Strategy and Growth and Tax Strategy Funds' assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy and Growth and Tax Strategy Funds' assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKET DEBT

The Emerging Market Fund may enter in Brady Bonds and public and private sector debt and fixed income instruments of emerging market issuers. Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, we will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Cornerstone Strategy, Emerging Markets, International, Precious Metals and Minerals, and the World Growth Funds may enter in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible secu-rities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

Each Fund, except the GNMA and Treasury Money Market Trusts, may invest their assets in foreign securities purchased in either foreign or U.S. markets, including  American  Depositary  Receipts (ADRs) and Global Depositary  Receipts
(GDRs). These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political instability; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

FORWARD CURRENCY CONTRACTS

Each Fund, except the GNMA and Treasury Money Market Trusts, may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     The Funds may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

     The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Funds to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Funds are obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Funds are obligated to deliver. The Funds are not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

     Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

The Growth and Tax Strategy, Cornerstone Strategy, Emerging Markets, International, GNMA Trust, Precious Metals and Minerals, and the World Growth Funds may enter up to 15%, and the Treasury Money Market Trust may enter up to 10%, in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund, (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International) assets may be invested in securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way that other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund.

     On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Treasury Market Trust may enter in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy, Cornerstone Strategy, and the GNMA Trust Funds may enter in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, the Funds may also be subject to certain risks associated with direct investments in REITs. In addition, the Balanced Strategy Fund may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch Ratings (Fitch) represent their opinions of the quality of the securities rated by them, see Appendix A. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

     The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the Balanced Strategy and Growth and Tax Strategy Funds' net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for its higher price volatility and complex structure.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting mar-gin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Balanced Strategy, the Emerging Markets , and the GNMA Trust Funds may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% of the percentage of a Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

The Balanced Strategy, the Cornerstone Strategy, and the GNMA Trust Funds may enter in CMOs, which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Balanced Strategy, the Cornerstone Strategy, and the GNMA Trust Funds may enter into mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Ginnie Mae, Fannie Mae, and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

     Mortgage-backed securities also include collateralized mortgage obligations
(CMOs), commercial mortgage-backed securities, and mortgage dollar rolls. Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

     The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

MORTGAGE DOLLAR ROLLS

The Balanced Strategy and the GNMA Trust Funds may enter into mortgage dollar rolls. In these transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ZERO COUPON BONDS

The Growth and Tax Strategy, the Balanced Strategy, and the GNMA Trust Funds may enter in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, the Fund records as income the daily amortization of the purchase discount.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, I.E., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

                           SPECIAL RISK CONSIDERATIONS

CURRENCY EXCHANGE RATE FLUCTUATIONS

The assets of each Fund (except the Treasury Money Market Trust and GNMA Trust) may be invested in securities of foreign issuers. Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

UNPREDICTABLE POLITICAL, ECONOMIC AND SOCIAL CONDITIONS

For the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds, investing in securities of foreign issuers presents certain other risks not present in domestic investments, including different accounting, reporting, and disclosure requirements for foreign issuers, possible political or social instability, including policies of foreign governments which may affect their respective equity markets, and foreign taxation requirements including withholding taxes.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

     Under the restrictions, each of the Growth and Tax Strategy, Cornerstone Strategy, Precious Metals and Minerals, International, and World Growth Funds may not:

     (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

     (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (4) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

     (5) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

     (6) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

     (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     (8) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and other similar instruments.

     (9) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

     (10) Change the nature of its business so as to cease to be an investment company.

     (11) Issue senior securities, except as permitted under the 1940 Act.

     (12) Invest 25% or more of its total assets in one industry, except that such restriction shall not apply to the Precious Metals and Minerals Fund.

For purposes of restriction 7 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

     (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (2) Lend any securities or make any loan if, as a result, more than 331/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

     (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (4) Change the nature of its business so as to cease to be an investment company.

     (5)  Issue senior securities, except as permitted under the 1940 Act.

     (6) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

     (7) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

     (1) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

     (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

     (3)  Issue senior securities, except as permitted under the 1940 Act.

     (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

     (6) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

     (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Balanced Strategy Fund may not:

     (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

     (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

     (3)  Issue senior securities, except as permitted under the 1940 Act.

     (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) Lend any securities or make any loan if, as a result, more than 331/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

     (6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

     (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

     With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classifications services including, but not limited to industry classifications established by Standard & Poor's Corporation, Bloomberg L.P. and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, Foreign Stocks, and U.S. Government Securities investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                             PORTFOLIO TRANSACTIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere.

     The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Manager. The Trust's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser, for a Fund, to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business used to purchase securities for the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds, preference may be given to those broker-dealers who provide statistical research or other services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Such research and other services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. In return for such services, a Fund may pay to a broker a higher commission than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The TRUST'S MANAGER.

     The Funds, also may direct the Manager or Subadvisers to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Funds are required to pay or for which the Funds are required to arrange payment.

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the fiscal year ended May 31, 2003, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of regular broker-dealers.

         REGULAR BROKER-DEALER                 VALUE OF SECURITIES
                                                AS OF MAY 31, 2003

Banc One Corp.
     Balanced Strategy                            $    2,656,000
     Cornerstone Strategy                         $    6,721,000
Citigroup
     Balanced Strategy                            $    6,790,000
     Cornerstone Strategy                         $   17,074,000
     Growth and Tax Strategy                      $      902,000
First Union Corp. (Wachovia Corp.)
     Balanced Strategy                            $    2,612,000
Goldman Sachs Group
     World Growth                                 $    2,078,000
Merrill Lynch & Co.
     Balanced Strategy                            $    3,321,000
     Cornerstone Strategy                         $    8,461,000
     Growth and Tax Strategy                      $      606,000
     World Growth                                 $    2,061,000
UBS AG
     Cornerstone Strategy                         $    6,580,000
     International                                $    8,126,000
     World Growth                                 $    2,406,000

Wachovia Corp.
     Balanced Strategy                            $    2,592,000
     Cornerstone Strategy                         $    6,931,000

BROKERAGE COMMISSION

During the last three fiscal years ending May 31, the Funds paid the following brokerage fees:

    FUND                       2001               2002              2003

Income Strategy(a)            $    16,852           - (c)             -
Growth and Tax Strategy       $    26,530     $     45,057     $      96,848
Balanced Strategy             $   171,234     $    174,702     $     885,849
Cornerstone Strategy          $   999,611     $  1,361,171     $   4,065,663
Growth Strategy(a)            $   355,506     $     - (c)             -
Emerging Markets              $ 2,200,748(b)  $    780,910     $     307,588
Precious Metals and Minerals  $   157,802     $    211,834     $     287,508
International                 $   799,571     $    768,210     $   1,809,313
World Growth                  $   454,665     $    469,454     $   1,567,735

     (A) THE INCOME STRATEGY FUND MERGED WITH THE INCOME FUND, A SERIES OF USAA MUTUAL FUND, INC., ON APRIL 26, 2002. THE GROWTH STRATEGY FUND MERGED WITH THE CORNERSTONE STRATEGY FUND ON APRIL 26, 2002.

     (B) THE FUND INCURRED AN INCREASE IN REDEMPTIONS WHICH LED TO AN INCREASE IN TRADING AND PORTFOLIO TURNOVER.

     (C) THE BROKERAGE FEES FOR THE FISCAL YEAR ENDED 2002 FOR THE INCOME STRATEGY FUND AND THE GROWTH STRATEGY FUND ARE INCLUDED IN THE BROKERAGE FEE AMOUNTS FOR THE INCOME FUND, A SERIES OF USAA MUTUAL FUND, INC., AND THE CORNERSTONE STRATEGY FUND, RESPECTIVELY.

     During the last three fiscal years ending May 31, the Funds paid the following brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager:

      FUND                         2001     2002     2003
  Income Strategy*                  -        -        -
  Growth and Tax Strategy           -        -        -
  Balanced Strategy                 -        -        -
  Cornerstone Strategy              -        -        -
  Growth Strategy*                  -        -        -
  World Growth                      -        -        -

     * THE INCOME STRATEGY FUND MERGED WITH THE INCOME FUND, A SERIES OF USAA MUTUAL FUND, INC., ON APRIL 26, 2002. THE GROWTH STRATEGY FUND MERGED WITH THE CORNERSTONE STRATEGY FUND ON APRIL 26, 2002.

     The Manager or the applicable subadviser directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Manager or the applicable subadviser with research, statistical and other information. Such transactions amounted to $119,375,368, $13,601,362 $170,079,091, $128,493,893,
$95,896,430, and $801,614, and the related brokerage commissions or underwriting commissions were $21,605, $25,369, $319,308, $248,037, and $4,040, for the
Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, International, World Growth and Emerging Markets Funds, respectively, for the year ended May 31, 2003.


PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

     For the last two fiscal years ending May 31, the Funds' portfolio turnover rates were as follows:

 FUND                            2002          2003
 Income Strategy*                51.20%         -
 Growth and Tax Strategy         31.81%       52.38%
 Balanced Strategy               42.34%      113.80%
 Cornerstone Strategy            30.52%      131.07%
 Growth Strategy*                94.99%         -
 Emerging Markets               257.45%**    140.89%
 Precious Metals and Minerals    40.61%       31.39%
 International                   35.63%      148.14%
 World Growth                    51.18%      138.42%
 GNMA Trust                      44.77%       74.64%

     * THE INCOME STRATEGY FUND MERGED WITH THE INCOME FUND, A SERIES OF USAA MUTUAL FUND, INC., ON APRIL 26, 2002. THE GROWTH STRATEGY FUND MERGED WITH THE CORNERSTONE STRATEGY FUND ON APRIL 26, 2002.

     ** THE REPOSITIONING OF THE PORTFOLIO INCREASED THE PORTFOLIO TURNOVER.

                              DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Nine such portfolios have been established which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy and Precious Metals and Minerals (formerly Gold) Funds were established May 9, 1984, by the Board of Trustees and commenced public offering of their shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Balanced Strategy was established on June 2, 1995, and commenced public offering of its shares on September 1, 1995.

     Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effec-tive with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements, at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, in order to be entitled to pay exempt-interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations the interest of which is exempt from federal income tax. The Growth and Tax Strategy Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of excise tax.

     The Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in each Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies, as well as certain other investments.

     If the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, or World Growth Funds invest in an entity that is classified as a "passive foreign investment company" (PFIC) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the applicable Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

     In the case of the Growth and Tax Strategy Fund, if a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax
(AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid.

     Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis of such opinions.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THET RUST


The Board of Trustees of the Trust consist of six officers who the business and affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON INTERESTED TRUSTEES

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S)               NUMBER OF                 OTHER
AND AGE          HELD WITH    OFFICE** AND    DURING PAST 5 YEARS                   PORTFOLIOS IN FUND        DIRECTORSHIPS
                 FUND         LENGTH OF                                             COMPLEX OVERSEEN          HELD BY DIRECTOR
                              TIME SERVED                                           BY DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
Barbara B.       Trustee      Trustee since   President, Postal Addvantage          Four registered           None
Dreeben (58)                  January 1994    (7/92-present), which is a postal     investment companies
                                              mail list management service.         consisting of 39 funds

-----------------------------------------------------------------------------------------------------------------------------

Robert L. Mason, Trustee      Trustee  since  Institute Analyst,  Southwest         Four registered           None
Ph.D.  (56)                   January  1997   Research Institute (3/02-present);    investment companies
                                              Staff Analyst, Southwest Research     consisting of 39 funds
                                              Institute (9/98-3/02); Manager,
                                              Statistical Analysis Section,
                                              Southwest Research  Institute
                                              (2/79-9/98),  which focuses in the
                                              fields of  technological research.

-----------------------------------------------------------------------------------------------------------------------------

Michael F.       Trustee      Trustee  since  President of Reimherr Business        Four registered           None
Reimherr  (57)                January  2000   Consulting (5/95-present), which      investment companies
                                              performs business valuations of       consisting of 39 funds
                                              large companies to include the
                                              development of annual business
                                              plans, budgets, and internal
                                              financial reporting.

-----------------------------------------------------------------------------------------------------------------------------

Laura T. Starks, Trustee      Trustee since   Charles E and Sarah M Seay Regents    Four registered           None
Ph.D. (53)                    May 2000        Chair Professor of Finance,           investment companies
                                              University of Texas at Austin         consisting of 39 funds
                                              (9/96-present).

-----------------------------------------------------------------------------------------------------------------------------

Richard A.       Trustee      Trustee since   Vice President, Beldon Roofing and    Four registered           None
Zucker (59)                   January 1992    Remodeling (7/85-present).            investment companies
                                                                                    consisting of 39 funds

=============================================================================================================================

* The address for each non-interested trustee is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430

** The term of office for each trustee is fifteen (15) years or until the trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Set forth below are the Trustees and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

INTERESTED TRUSTEES

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)   TERM OF           PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH     OFFICE AND        DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND          LENGTH OF                                              IN FUND
                               TIME SERVED                                            COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Davis  Trustee and   Trustee since     Chairman, Chief Executive Officer,   Four registered         None
(56)             Chairman of   December  1996    and President of United Services     investment companies
                 the Board of                    Automobile Trustees Association      consisting of 39 funds
                 Trustees                        (USAA) (10/02-present); President
                                                 and Chief Executive Officer of
                                                 USAA (4/00-10/02); President and
                                                 Chief Operating Officer of USAA
                                                 (6/99-3/00);  Director of USAA
                                                 (2/99-present); Deputy Chief
                                                 Executive Officer for Capital
                                                 Management of USAA (6/98-5/99);
                                                 President,  Chief Executive
                                                 Officer,  Director,  and Chairman
                                                 of the Board of  Directors of USAA
                                                 Capital Corporation and several of
                                                 its subsidiaries and affiliates
                                                 (1/97-present); and President, Chief
                                                 Executive Officer, Director, and
                                                 Chairman of the Board of Directors of
                                                 USAA Financial Planning Services
                                                 (1/97-present). Mr. Davis also serves
                                                 as a Director and Chairman of the
                                                 Boards of Directors of USAA
                                                 Investment Management Company (IMCO),
                                                 USAA Life Insurance Company, USAA
                                                 Federal Savings Bank, and USAA Real
                                                 Estate Company.

-----------------------------------------------------------------------------------------------------------------------------

Christopher W.   Trustee,      Trustee since     President and Chief Executive        Five registered         None
Claus (42)       President,    February 2001     Officer, Director, and Vice Chairman investment companies
                 and Vice                        of the Board of Directors, IMCO      consisting of 44 funds
                 Chairman of                     (2/01-present). Senior Vice
                 the Board                       President of Investment Sales
                 of Trustees                     and Service,  IMCO  (7/00-2/01);
                                                 Vice President, Investment Sales and
                                                 Service, IMCO (12/94-7/00). Mr. Claus
                                                 also serves as President, Director,
                                                 and Chairman of the Board of Directors
                                                 of USAA Shareholder Account Services.
                                                 He also holds the officer position of
                                                 Senior Vice President of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH       OFFICE AND      DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND            LENGTH OF                                            IN FUND
                                 TIME SERVED                                          COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Clifford A.      Vice President  Vice President  Senior Vice  President, Fixed        Five registered         None
Gladson (52)                     since May 2002  Income Investments, IMCO             investment companies
                                                 (9/02-present); Vice President,      consisting of 44 funds
                                                 Fixed Income Investments, IMCO
                                                 (5/02-9/02);  Vice President,
                                                 Mutual Fund  Portfolios,  IMCO,
                                                 (12/99-5/02);  Assistant Vice
                                                 President Fixed Income Investments,
                                                 IMCO (11/94-12/99).  Mr. Gladson
                                                 also holds the officer position of
                                                 Vice President of the USAA Life
                                                 Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Stuart Wester    Vice President  Vice President  Vice President, Equity Investments,  Five registered         None
 (56)                            since May 2002  IMCO (1/99-present); Vice President, investment companies
                                                 Investment Strategy and Analysis,    consisting of 44 funds
                                                 CAPCO (6/96-1/99).  Mr. Wester also
                                                 holds the officer position of Vice
                                                 President of the USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Mark S. Howard   Secretary       Secretary since Senior Vice President, Securities    Five registered         None
(39)                             September 2002  Counsel,  USAA  (12/02-present);     investment companies
                                                 Senior Vice President, Securities    consisting of 44 funds
                                                 Counsel and Compliance, IMCO
                                                 (1/02-12/02); Vice President,
                                                 Securities Counsel & Compliance, IMCO
                                                 (7/00-1/02); and Assistant Vice
                                                 President, Securities Counsel, USAA
                                                 (2/98-7/00).  Mr. Howard also holds
                                                 the officer positions of Senior Vice
                                                 President, Secretary and Counsel for
                                                 IMCO and USAA Shareholder Account
                                                 Services;  Secretary of the USAA
                                                 family of funds; and Assistant
                                                 Secretary for USAA Financial Planning
                                                 Services and for USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five  individual funds.

=============================================================================================================================

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*    POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING           NUMBER OF               OTHER PUBLIC
AND AGE           HELD WITH    OFFICE AND      PAST 5 YEARS                             PORTFOLIOS              DIRECTORSHIPS
                  FUND         LENGTH OF                                                IN FUND
                               TIME SERVED                                              COMPLEX
                                                                                        OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------

David M. Holmes   Treasurer    Treasurer since Senior Vice President,  Life/            Five registered         None
(43)                           June 2001       IMCO/ Financial Planning Services        investment companies
                                               Senior Financial Officer, USAA           consisting of 44 funds
                                               (12/02-present);  Senior Vice
                                               President, Senior Financial Officer,
                                               IMCO (6/01-12/02);  Vice President,
                                               Senior Financial Officer, USAA Real
                                               Estate Company (RealCo) (12/97-5/01);
                                               Assistant Vice President, Capital
                                               Markets, RealCo (1/96-12/97). Mr.
                                               Holmes is a Director of USAA Life
                                               Insurance Company and also holds the
                                               officer positions of Treasurer of the
                                               USAA Life Investment Trust, a
                                               registered investment company offering
                                               five individual funds and Senior Vice
                                               President, Senior Financial Officer
                                               of USAA Life Insurance Company and USAA
                                               Shareholder Account Services.

-----------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley  Assistant    Assistant       Assistant Vice President, Securities     Five registered         None
(43)              Secretary    Secretary since Counsel, USAA (1/03-present); Attorney,  investment companies
                               February 2003   Morrision & Foerster, LLP (1/99-1/03);   consisting of 44 funds
                                               Senior Counsel, Division of Investment
                                               Management, U.S. Securities and
                                               Exchange Commission  (2/96-12/98).
                                               Ms. Smiley also holds the officer
                                               position of Assistant Secretary of
                                               the USAA Life Investment  Trust, a
                                               registered investment company
                                               offering five  individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Roberto Galindo,  Assistant    Assistant       Assistant Vice President,  Portfolio     Five registered         None
Jr. (42)          Treasurer    Treasurer       Accounting/Financial  Administration,    investment companies
                               since July      USAA (12/02-present); Assistant Vice     consisting of 44 funds
                               2000            President, Mutual Fund Analysis &
                                               Support, IMCO, (10/01-12/02);  Executive
                                               Director, Mutual Fund Analysis & Support,
                                               IMCO (6/00-10/01); Director, Mutual Fund
                                               Analysis, IMCO (9/99-6/00); Vice President,
                                               Portfolio Administration, Founders Asset
                                               Management LLC (7/98-8/99);  Assistant
                                               Vice President, Director of Fund & Private
                                               Client Accounting, Founders Asset
                                               Management LLC (7/93-7/98). Mr. Galindo
                                               also holds the officer position of
                                               Assistant Treasurer of the USAA Life
                                               Investment Trust, a registered investment
                                               company offering five individual funds.

=============================================================================================================================

* The address of each interested trustee and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2003, the Board of Trustees held meetings seven times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Davis, Claus, and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2003, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2003, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2003, the Corporate Governance Committee held meetings seven times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Trust's Funds listed in this SAI and in all of the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2002.

                              BALANCED      PRECIOUS METAL     CORNERSTONE
                           STRATEGY FUND     MINERALS FUND    STRATEGY FUND

INTERESTED TRUSTEES

Robert G. Davis                  None           None            None
Christopher W. Claus             None           None            None

NON INTERESTED TRUSTEES

Barbara B. Dreeben               None           None            None
Robert L. Mason                  None           None       $10,000-$50,000
Michael F. Reimherr              None           None            None
Laura T. Starks                  None           None            None
Richard A. Zucker                None           None            None

                       INTERNATIONAL  GROWTH AND TAX  WORLD GROWTH    EMERGING
                          FUND        STRATEGY FUND      FUND       MARKETS FUND

INTERESTED TRUSTEES

Robert G. Davis            None         None              None          None
Christopher W. Claus $10,000,-$50,000   None              None          None

NON INTERESTED TRUSTEES

Barbara B. Dreeben         None     Over $100,000         None          None
Robert L. Mason            None         None              None          None
Michael F. Reimherr        None         None              None          None
Laura T. Starks      $10,000-$50,000    None              None          None
Richard A. Zucker          None         None              None          None

                                                              USAA FUND
                               GNMA         TREASURY           COMPLEX
                               TRUST    MONEY MARKET TRUST      TOTAL


INTERESTED TRUSTEES

Robert G. Davis                  None           None            None
Christopher W. Claus             None           None        Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben               None           None        Over $100,000
Robert L. Mason                  None           None     $50,001-$100,000
Michael F. Reimherr        Over $100,000        None        Over $100,000
Laura T. Starks                  None           None     $50,001-$100,000
Richard A. Zucker                None           None        Over $100,000

     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Independent Trustees of the Trust and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2002.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2003.

    NAME                      AGGREGATE           TOTAL COMPENSATION
     OF                      COMPENSATION           FROM THE FUNDS
  TRUSTEE                    FROM THE TRUST       AND FUND COMPLEX(B)

INTERESTED TRUSTEES

Robert G. Davis                 None (a)                None (a)
Christopher W. Claus            None (a)                None (a)

NON INTERESTED TRUSTEES

Barbara B. Dreeben           $   11,352              $   45,408
Robert L. Mason, Ph.D.       $   11,902              $   47,608
Michael F. Reimherr          $   11,352              $   45,408
Laura T. Starks, Ph.D.       $   10,977              $   43,908
Richard A. Zucker            $   12,152              $   48,608

     (A) ROBERT G. DAVIS AND CHRISTOPHER W. CLAUS, ARE AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVE NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

     (B) AT MAY 31, 2003, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE PRESENTLY SERVES AS A TRUSTEE OR DIRECTOR ON FOUR OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCLUDING THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTS OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY THE USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2003, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     As of August 31, 2003, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

     The Trust knows of no other persons who, as of August 31, 2003, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

APPROVAL OF ADVISORY AGREEMENT FOR THE PRECIOUS METALS AND MINERALS FUND, GNMA TRUST, AND TREASURY MONEY MARKET TRUST

     At a meeting of the Board of Trustees held on April 24, 2002, the Board approved the continuation of the Trust's Advisory Agreement for a one-year period ending June 30, 2003. In connection with its deliberations, the Board reviewed information derived from a number of sources and covering a range of issues. Among others, the Board considered the following factors and information: (i) the services provided to the Trust by the Manager under the Advisory Agreement; (ii) other services provided by the Manager and its affiliates under other agreements including administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust; (iii) the personnel who provide these services; (iv) the Manager's costs of providing services and the direct and indirect benefits to the Manager from its relationship with the Trust; (v) the Manager's compensation for investment advisory services as well as the Manager's profitability under the Advisory Agreement; (vi) the compensation paid to the Manager or its affiliates for other, non-advisory, services provided to the Trust; (vii) the Manager's access to research services from brokers to which the Manager may have allocated Trust brokerage in a "soft dollar" arrangement; (viii) information provided by Lipper, Inc. that compared the Trust's advisory fee rate, expense ratios and historical performance to those of comparable funds; (ix) whether the Trust has experienced growth in its assets and, if so, whether the Manager has experienced economies of scale; and (x) materials supplied by the non-interested Trustees' independent counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act. Throughout their deliberations, the non-interested Trustees were represented and assisted by independent counsel.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS FOR THE GROWTH AND TAX STRATEGY, BALANCED STRATEGY, CORNERSTONE STRATEGY, EMERGING MARKETS, INTERNATIONAL, AND WORLD GROWTH FUNDS

On April 24 and May 29, 2002, the Board and IMCO held preliminary discussions regarding the possibility of a proposed new management structure for each of these Funds. At these meetings, the Board and IMCO discussed, among other matters, the process for identifying and evaluating potential subadvisers for the Funds and the benefits and challenges relating to the proposed new management structure. IMCO provided the Board with information regarding its proposed process for identifying and evaluating potential subadvisers, including extensive due diligence on each subadvisory candidate and the retention of Evaluation Associates, Inc. (EAI), an independent consultant with experience in these types of investment management evaluations, to assist IMCO during this process.

     The Advisory and Subadvisory Agreements for each Fund were considered by the Board, including the non-interested Trustees, at a meeting of the Board held on June 26, 2002. In addition, the non-interested Trustees met separately as a group on that date to consider these matters.

     As part of its deliberations during one or more of its meetings, the Board reviewed information provided by management relating to the services to be rendered by IMCO under the Advisory Agreement, the services to be rendered by each subadviser under the Subadvisory Agreements, the reasonableness of the fees that would be paid under these agreements to IMCO and by IMCO to each subadviser, and the terms of the Advisory Agreement for each Fund. The Board also reviewed materials that included (i) a listing of the qualitative and quantitative criteria employed by IMCO to identify subadviser candidates; (ii) the qualifications of EAI and the subadviser search process employed by EAI in connection with its recommendations to IMCO; (iii) detailed data regarding each proposed subadviser, including its prior investment performance relative to applicable Funds and benchmark indices, its investment performance in both up and down market cycles, its investment process, the depth of its investment personnel resources, the experience of its key investment personnel, its total assets under management, and its tenure in the advisory business; (iv) the fees to be paid by IMCO to each subadviser and the overall impact of those costs to IMCO; and (v) information regarding the benefits and challenges to IMCO associated with employing subadvisers to manage the day-to-day activities of each Fund, subject to oversight by IMCO and the Board.

     In the course of its deliberations, the Board considered, among other information, the foregoing materials, each of which was discussed during one or more of the Board's meetings. During its deliberations, the Board also considered (i) the organizational and financial implications of the proposed new arrangements to IMCO, (ii) the extent to which IMCO has been able and willing to waive fees and pay expenses of each Fund from time to time and the ability and willingness of IMCO to continue this practice in the future, (iii) the benefits and challenges to a management structure where one or more independent advisory firms would directly manage some or all of each Fund's assets subject to the portfolio oversight of IMCO, (iv) IMCO's experience supervising subadvisers, (v) IMCO's recommendations to implement subadvisory arrangements, which included input from EAI, and (vi) the process used by IMCO, with input from EAI, to identify the specific proposed subadvisers. In addition, among other factors, the Board also considered the expertise of each proposed subadviser, the financial strength and quality of services offered by each proposed subadviser, the rigorous due diligence process employed by IMCO and EAI with respect to each proposed subadviser, and the input of EAI, an independent investment management consultant. Throughout their deliberations, the non-interested Trustees were represented and assisted by independent counsel.

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Investment Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the IMCO were approximately $__ billion, of which approximately $__ billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Precious Metals and Minerals Fund, the GNMA Trust, and the Treasury Money Market Trust pursuant to an Advisory Agreement dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.

     The Manager also provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the applicable board with respect to the retention or replacement of Subadvisers and renewal of subadvisory agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the Prospectuses.

     For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its Prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2003 and July 31, 2004, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund, the Cornerstone Strategy Fund, and the Emerging Markets Fund to 1.00%, 1.19%, and 2.10% respectively, of the Funds' ANA, through September 30, 2004, and will reimburse the Fund for all expenses in excess of such limitation. The waiver or reimbursement may be terminated by the Manager at any time without prior notice to the shareholders.

     For the last three fiscal years ending May 31, management fees were as follows:

  FUND                                2001             2002            2003
  Growth and Tax Strategy       $   1,279,989   $    1,103,636   $     934,718
  Balanced Strategy             $   1,191,097   $    1,762,560   $   2,389,132
  Cornerstone Strategy          $   7,907,419   $    7,347,285   $   8,075,572
  Emerging Markets              $   1,704,623   $      461,357   $     462,211
  Precious Metals and Minerals  $     518,002   $      650,288   $   1,048,223
  International                 $   3,664,733   $    2,805,580   $   2,579,369
  World Growth                  $   2,811,200   $    2,131,034   $   1,760,485
  GNMA Trust                    $     547,148   $      667,072   $   1,043,515
  Treasury Money Market Trust   $     197,233   $      228,323   $    249,938

     As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

         FUND             2001            2002          2003
Balanced Strategy          -        $    777,982   $   1,432,254
Cornerstone Strategy       -        $    167,161   $     891,335

     Beginning with the month ended July 31, 2002, each Fund's (except the Treasury Money Market Trust) management fees are based upon two components: (1) a base fee, which is accrued daily and paid monthly and computed and paid at an annual rate of average net assets as follows:

            FUND                            FEE RATE
         Balanced Strategy Fund              .75%
         Cornerstone Strategy Fund           .75%
         Emerging Markets Fund              1.00%
         GNMA Trust                          .125%
         Precious Metals and Minerals Fund   .75%
         Growth and Tax Strategy Fund        .50%
         International Fund                  .75%
         World Growth Fund                   .75%
and, (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Funds relative to its Lipper Index. Each Fund's performance will be measured as listed below.

         FUND                                LIPPER PERFORMANCE INDEX
         Balanced Strategy Fund                 Lipper Balanced
         Cornerstone Strategy Fund              Lipper Global Flexible
         Emerging Markets Fund                  Lipper Emerging Markets
         GNMA Trust                             Lipper GNMA
         Precious Metals and Minerals Fund      Lipper Gold
         Growth and Tax Strategy Fund           Lipper Balanced
         International Fund                     Lipper International
         World Growth Fund                      Lipper Global

     With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee of .125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ended July 31, 2003, the performance period generally consisted of the previous 24-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance  period  will  consist of the  current  month plus the  previous  35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:


                               FIXED INCOME FUNDS:
               GNMA TRUST                        GROWTH AND TAX STRATEGY FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                 (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)

              +/- 20 to 50                                   +/- 4
              +/- 51 to 100                                  +/- 5
           +/- 101 and greater                               +/- 6

                                  EQUITY FUNDS:

         BALANCED STRATEGY FUND                    CORNERSTONE STRATEGY FUND
          EMERGING MARKETS FUND                PRECIOUS METALS AND MINERALS FUND
           INTERNATIONAL FUND                          WORLD GROWTH FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                 (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
             +/- 100 to 400                                  +/- 4
             +/- 401 to 700                                  +/- 5
           +/- 701 and greater                               +/- 6


      1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                         EXAMPLES

                                 1             2            3             4          5            6

Fund Performance (a)           6.80%         5.30%        4.30%        (7.55%)    (-5.20%)      (3.65%)

Index Performance (a)          4.75%         5.15%        4.70%        (8.50%)    (-3.75%)      (3.50%)
                               -----         -----        -----         -----      ------        -----

Over/Under Performance (b)    + 205         +15            - 40         + 95       - 145          - 15

Annual Adjustment Rate (b)      + 6            0            -4          + 5           - 6           0
Monthly Adjustment Rate (c)    .0049%            n/a        (.0033%)    .0041%     (.0049%)        n/a

Base Fee for Month           $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918

Performance Adjustment          41,650             0        (28,050)    34,850      (41,650)           0
---------------------------------------------------------------------------------------------------------

Monthly Fee                  $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
=========================================================================================================

         (a) Average annual performance over a 36-month period
         (b) In basis points
         (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

     Each Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2004, and will continue in effect from year to year thereafter for each Fund as long as they are approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

     For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Dresdner RCM Global Investors LLC (Dresdner). The Manager (not the Fund) pays Dresdner a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Dresdner manages. Dresdner is an indirect wholly owned subsidiary of Dresdner Bank AG, which, in turn, is an indirect wholly owned subsidiary of Allianz AG. Founded in 1890 in Germany, Allianz AG is one of the world's leading multinational insurance and financial services companies. With assets under management of over one trillion dollars as of December 31, 2001, Allianz provides its clients with a broad range of services in over 70 countries.

     For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFS). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the Fund's average net assets for the first $50 million of assets invested in REITs that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $50 million invested in REITs that Wellington Management manages, plus 0.20% of the portion of the Fund's average net assets for assets invested in securities other than REITs that Wellington Management manages. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets for the first $350 million that MFS manages, with respect to the World Growth Fund, the International Fund, the international portion of the Cornerstone Strategy Fund, and the USAA Life Investment Trust World Growth Fund (Aggregate MFS Funds) plus 0.225% of the Fund's average net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds. MFS is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     For the Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the Fund's average net assets that The Boston Company manages. The Boston Company is a majority-owned subsidiary of Boston Safe Deposit & Trust Company (BSDT), a state chartered bank. BSDT is a wholly-owned subsidiary of The Boston Company Inc., a bank holding company, which is a wholly owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

     For the International Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets for the first $350 million that MFS manages in the Aggregate MFS Funds, plus 0.225% of the Fund's average net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.

     For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.335% of the Fund's average net assets or the first $350 million that MFS manages in the Aggregate MFS Funds that MFS manages, plus 0.225% of the Fund's average net assets for assets over $350 million that MFS manages in the Aggregate MFS Funds.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

     For the last two fiscal year ended May 31, the Trust paid IMCO the following administration and servicing fees:

  FUND                               2002*              2003
  Growth and Tax Strategy        $    272,088      $     275,677
  Balanced Strategy              $    305,216      $     460,082
  Cornerstone Strategy           $  1,215,924      $   1,594,943
  Emerging Markets               $     57,828      $      69,545
  Precious Metals and Minerals   $    111,894      $     198,375
  International                  $    461,092      $     485,225
  World Growth                   $    349,175      $     334,876
  GNMA Trust                     $    678,664      $   1,057,728
  Treasury Money Market Trust    $    154,682      $     199,950

  * PERIOD INCLUDES AUGUST 1, 2001 (EFFECTIVE DATE OF AGREEMENT) THROUGH MAY 31, 2002.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account.

     The fee is subject to change at any time. The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1800, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, are the independent auditors for the Funds for the 2003 fiscal year end audits. KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, was the previous independent auditors for the 2002 fiscal year end audits. In these capacities, each firm is responsible for the audits of the annual financial statements of the Funds and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THE FUND FLUCTUATE? in its prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

YIELD - TREASURY MONEY MARKET TRUST

When the Treasury Money Market Trust quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return; then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Trust's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Trust's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

              Yield For 7-day Period ended May 31, 2003, was 0.90%. Effective Yield For 7-day Period ended May 31, 2003, was 0.90%.

YIELD - GROWTH AND TAX STRATEGY FUND AND GNMA TRUST

These Funds may advertise performance in terms of 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [(a-b/cd + 1)6 -1]

Where:   a   =     dividends and interest earned during the period
         b   =     expenses accrued for the period (net of reimbursement)
         c   =     the average daily number of shares outstanding during the
                   period that were entitled to receive dividends
         d   =     the maximum offering price per share on the last day of the period

     The 30-day yields for the period ended May 31, 2003, for the Growth and Tax Strategy Fund, and GNMA Trust were 1.95% and 3.98%, respectively.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. Because the

Growth and Tax Strategy Fund invests a significant percentage of its assets in tax-exempt securities, it may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, an investor must know his federal marginal income tax rate. The tax-equivalent yield for the Growth and Tax Strategy Fund is then computed by dividing that portion of the yield which is tax exempt by the complement of the federal marginal tax rate and adding the product to that portion of the yield which is taxable. The complement, for example, of a federal marginal tax rate of 35% is 65%, that is (1.00-0.35=0.65).

     Tax-Equivalent Yield = (% Tax-Exempt Income x 30-day Yield/ (1-Federal Marginal Tax Rate))+ (% Taxable Income x 30-day Yield)

     Based on a federal marginal tax rate of 35.0%, the tax-equivalent yield for the Growth and Tax Strategy Fund for the period ended May 31, 2003, was 2.83%.

TOTAL RETURN

The Funds (except the Treasury Market Fund) may each advertise performance in terms of average annual total return for 1-, 5-,10-year, and since inception periods, ended May 31, 2003 or for such lesser periods as the Funds have been in existence. (In addition, each Fund may from time to time advertise performance of the Fund for periods commencing on the date any Subadviser(s) began advising the Fund, or for periods of less than one year).

                                           1       5     10      SINCE INCEPTION
BALANCED STRATEGY FUND                   YEAR    YEARS  YEARS         9/1/95
--------------------------------------------------------------------------------
Return Before Taxes                     -2.71%   4.45%   n/a          8.21%
Return After Taxes on Distributions     -3.97%   2.97%   n/a          6.74%
Return After Taxes on
  Distributions and Sale of Fund Shares -1.91%   3.02%   n/a          6.31%

                                           1       5     10      SINCE INCEPTION
PRECIOUS METAL AND MINERALS FUND         YEAR    YEARS  YEARS        8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                     -5.11%   13.88%  2.17%        1.47%
Return After Taxes on Distributions     -6.47%   13.45%  1.98%        1.15%
Return After Taxes on
  Distributions and Sale of Fund Shares -3.50%   11.90%  1.75%        1.07%

                                          1        5     10      SINCE INCEPTION
CORNERSTONE STRATEGY FUND               YEAR     YEARS  YEARS        8/15/84
--------------------------------------------------------------------------------
Return Before Taxes                     -2.59%   -0.09%  6.34%        9.44%
Return After Taxes on Distributions     -3.46%   -1.69%  4.36%        7.80%
Return After Taxes on
  Distributions and Sale of Fund Shares -1.50%   -0.80%  4.44%        7.56%

                                          1        5      10     SINCE INCEPTION
INTERNATIONAL FUND                      YEAR     YEARS   YEARS     7/11/88
--------------------------------------------------------------------------------
Return Before Taxes                     -7.68%   -2.83%  5.46%        6.46%
Return After Taxes on Distributions     -7.79%   -3.54%  4.42%        5.66%
Return After Taxes on
  Distributions and Sale of Fund Shares -4.85%   -2.53%  4.33%        5.40%

                                           1       5      10     SINCE INCEPTION
GROWTH AND TAX STRATEGY FUND             YEAR    YEARS   YEARS    1/11/89
--------------------------------------------------------------------------------
Return Before Taxes                      1.46%    0.61%  5.97%        7.19%
Return After Taxes on Distributions      1.23%    0.28%  5.23%        6.53%
Return After Taxes on
  Distributions and Sale of Fund Shares  1.77%    0.75%  5.15%        6.34%

                                           1       5      10     SINCE INCEPTION
WORLD GROWTH FUND                        YEAR    YEARS   YEARS       10/1/92
--------------------------------------------------------------------------------
Return Before Taxes                     -9.32%   -3.43%  5.12%        5.97%
Return After Taxes on Distributions     -9.34%   -4.18%  4.15%        5.05%
Return After Taxes on
  Distributions and Sale of Fund Shares -5.95%   -3.10%  4.10%        4.89%

                                           1       5      10     SINCE INCEPTION
EMERGING MARKETS FUND                    YEAR    YEARS   YEARS       11/7/94
--------------------------------------------------------------------------------
Return Before Taxes                     -8.83%   -3.86%   n/a        -2.48%
Return After Taxes on Distributions     -8.83%   -3.89%   n/a        -2.80%
Return After Taxes on
  Distributions and Sale of Fund Shares -5.74%   -3.21%   n/a        -2.17%

                                           1        5      10    SINCE INCEPTION
GNMA TRUST                               YEAR     YEARS   YEARS      2/1/91
--------------------------------------------------------------------------------
Return Before Taxes                      6.47%    6.03%   6.45%       7.19%
Return After Taxes on Distributions      4.64%    3.58%   3.77%       4.49%
Return After Taxes on
  Distributions and Sale of Fund Shares  4.36%    3.61%   3.79%       4.47%

     The calculation assumes any charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:   P        =   a hypothetical initial payment of $1,000
         T        =   average annual total return
         n        =   number of years
         ERV      =   ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)n = ATVD

Where:   P        =   a hypothetical initial payment of $1,000
         T        =   average annual total return (after taxes on distributions)
         n        =   number of years
         ATVD     =   ending value of a hypothetical $1,000 payment made
                      at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES)

We calculate a Fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               P(1 + T)n = ATVDR

Where:   P        =   a hypothetical initial payment of $1,000
         T        =   average annual total return (after taxes on distributions)
         n        =   number of years
         ATVDR    =   ending value of a hypothetical $1,000 payment made
                      at the beginning of the 1-, 5-,
                      or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

        (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

        (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

        (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

        (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has suffi-cient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

A description of ratings Ba and below assigned to debt obligations by Moody's is included in Appendix A of the Emerging Markets Fund prospectus.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DBRS)

As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that DBRS has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG-1/VMIG1 This  designation  denotes  best  quality.  There is present  strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2 This  designation  denotes high quality.  Margins of protection  are ample although not so large as in the preceding group.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

            o  Leading market positions in well-established industries.
            o  High rates of return on funds employed.
            o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
            o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
            o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DBRS COMMERCIAL PAPER

R-1(high)     Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities
              rated  in  this  category   normally   maintain  strong  liquidity
              positions,  conservative debt levels and  profitability,  which is both stable and above average. Companies achieving an "R-1 (high)"
              rating  are  normally  leaders  in  structurally   sound  industry
              segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which DBRS has established for an "R-1
              (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), Short-term debt rated "R-2" is of adequate credit quality and R-2 (middle), within the three subset grades, debt protection ranges from having R-2 (low) reasonable ability for timely repayment to a level, which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high), Short-term debt rated "R-3" is speculative, and within the three R-3 (middle), subset grades, the capacity for timely payment ranges from mildly R-3 (low) speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DBRS RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESSWEEK,   a  national  business  weekly  that  periodically   reports  the
performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL  WORLD  MAGAZINE,  a  monthly  magazine  that  periodically   features
companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR FIVE STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMARTMONEY, a monthly magazine featuring news and articles on investing and mutual funds.

THE WALL STREET JOURNAL(R), a Dow Jones and Company, Inc. newspaper that covers financial news.

USA TODAY(R), a newspaper that may cover financial news.

U.S. NEWS & WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition, the Cornerstone Strategy, Growth Strategy, Emerging Markets, Precious Metals and Minerals, International, and World Growth Funds may be cited for performance information and articles in International Reports, a publication providing insights on world financial markets and economics.

The  Treasury  Money  Market  Trusts  may be cited in:

     THE BOND BUYER, a daily newspaper that covers bond market news.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company, and Morningstar, Inc. A Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities or economic data may be cited. Examples include the following:

     - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in THE BOND BUYER.

     - Consumer Price Index, a measure of U.S. inflation in prices on consumer goods.

     - Financial Times Gold Mines Index, an index that includes gold mining companies if they: a) have sustainable, attributable gold production of at least 300,000 ounces a year; b) draw at least 75% of revenue from mined gold sales; and c) have at least 10% of their capital available to the investing public.

     - Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook.

     - IFC Investable Index (IFCI) and IFC Global Index (IFCG), premier benchmarks for international investors. Both index series cover 25 discrete markets, regional indexes, and a composite index, providing the most accurate representation of the emerging markets universe available.

     - Lehman Brothers Inc. GNMA 30 Year Index is an unmanaged index of pass-through securities with an original maturity of 30 years.

     - Lehman Brothers Municipal Bond Index, a total return performance benchmark for the long-term investment grade tax-exempt bond market.

     - London Gold, a traditional index that prices London gold.

     - London Gold PM Fix Price, the evening gold prices as set by London dealers.

     - Morgan Stanley Capital International (MSCI) - EAFE Index, an unmanaged index which reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

     - Morgan Stanley Capital International (MSCI) - Emerging Markets Index, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

     - Morgan Stanley Capital International (MSCI) - World Index, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

     - NAREIT Equity Index (National Association of Real Estate Investment Trusts, Inc.) a broad-based listing of all tax-qualified REITs (only common shares issued by the REIT) listed on the NYSE, American Stock Exchange, and NASDAQ.

     - Philadelphia Gold/Silver Index (XAU), an index representing nine holdings in the gold and silver sector.

     - Russell 1000 Growth Index, measures the performance of the those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     - Russell 3000 Index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     - S&P 500 Index, a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

     - Shearson Lehman Hutton Bond Indices - indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     Other sources for total return and other performance data which may be used by a Fund or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down. This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------
                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100     $10         10          $6          16.67       $10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500  ***$41         62.77    ***$39         66.35    ***$46         54.7


          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                APPENDIX D - USAA FAMILY OF NO LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


  ------------------------                     --------------------------
    ASSET ALLOCATION FUNDS                         TAX EXEMPT BOND FUNDS
  ------------------------                     --------------------------
      Balanced Strategy                                 Long-Term
    Cornerstone Strategy                            Intermediate-Term
   Growth and Tax Strategy                             Short-Term
                                                   State Bond/Income
                                                    Income Strategy


  ---------------------                        --------------------------
      EQUITY FUNDS                                 TAXABLE BOND FUNDS
  ---------------------                        --------------------------
      Aggressive Growth                                 GNMA Trust
        Capital Growth                          High-Yield Opportunities
       Emerging Markets                                   Income
      First Start Growth                         Intermediate-Term Bond
 Precious Metals and Minerals                        Short-Term Bond
          Growth
       Growth & Income                         --------------------------
       Income Stock                                 MONEY MARKET FUNDS
       International                           --------------------------
    Science & Technology                              Money Market
      Small Cap Stock                            Tax Exempt Money Market
           Value                               Treasury Money Market Trust
       World Growth                                State Money Market


 --------------------------
          INDEX FUNDS
  --------------------------
    Extended Market Index
     Global Titans Index
       Nasdaq-100 Index
 S&P 500 Index (Member Shares
     and Reward Shares)


FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                        APPENDIX E - INVESTING IN AN IRA

An individual retirement account, or IRA, is a personal, tax-advantaged retirement plan. An employed person can contribute earned income into an IRA up to a certain maximum amount per year. Federal tax laws dictate the level of participation and eligibility for an IRA, including whether employee and/or employer contributions are tax-deductible. IRAs offer you a tax-advantaged way to invest, while giving you a variety of investment options that have the potential to grow on a tax-deferred or tax-free basis.

For example, if you contribute only $166.66 a month into an IRA earning an average annual return of 8%, in 20 years you could accumulate approximately $98,821. Under a new law, if you contribute $250 a month and earn the same 8% annually, in 20 years you could accumulate $148,237, which is 50% more.


[LINE GRAPH CHART SHOWING ACCUMULATION OF INVESTMENT]

                      $2,000         $3,000
5  YEARS
10 YEARS
15 YEARS
20 YEARS             $98,821        $148,237


                            INVESTING MORE ADDS UP.

[  ] $3,000 Contribution
[  ] $2,000 Contribution

This is a hypothetical illustration and should not be considered an indication of any USAA product. Unless Congress provides otherwise, the Economic Growth and Tax Relief Reconciliation Act of 2001 will expire on December 31, 2010, and contribution limits will revert to prior law.



06088-1003

                             USAA INVESTMENT TRUST

PART C                         OTHER INFORMATION

Item 23.                           Exhibits

 1    (a)  First Amended and Restated Master Trust Agreement, June 2, 1995 (1)
      (b)  Amendment No. 1 dated July 12, 1995 (2)
      (c)  Amendment No. 2 dated September 17, 2001 (8)

 2         By-laws, as amended February 11, 1999 (6)

 3         SPECIMEN CERTIFICATES FOR SHARES OF
      (a)  Cornerstone Strategy Fund (2)
      (b)  Precious Metals and Minerals Fund (7)
      (c)  International Fund (2)
      (d)  Growth and Tax Strategy Fund (2)
      (e)  GNMA Trust (2)
      (f)  Treasury Money Market Trust (2)
      (g)  World Growth Fund (2)
      (h)  Emerging Markets Fund (2)
      (i)  Balanced Strategy Fund (2)
      (j)  Growth Strategy Fund (2)
      (k)  Income Strategy Fund (2)

 4    (a)  Advisory Agreement dated August 1, 2001 (7)
      (b)  Advisory Agreement dated October 18, 2002 (filed herewith)
      (c)  Administration and Servicing Agreement dated August 1, 2001 (7)
      (d) Amendment and Restated Subadvisory Agreement between IMCO and Dresdner RCM Global Investors LLC dated October 18, 2002 (filed herewith)
      (e) Amendment and Restated Subadvisory Agreement between IMCO and The Boston Company Asset Management LLC dated October 18, 2002 (filed herewith)
      (f) Amendment and Restated Subadvisory Agreement between IMCO and Masschusetts Financial Service Company dated October 18, 2002 (filed herewith)
      (g) Amendment and Restated Subadvisory Agreement between IMCO and Wellington Management Company LLP dated October 18, 2002
           (filed herewith)

 5    (a)  Underwriting Agreement dated July 9, 1990 (2)
      (b) Letter Agreement dated January 24, 1991 adding GNMA Trust and Treasury Money Market Trust (2)
      (c)  Letter Agreement dated July 21, 1992 adding World Growth Fund (2)
      (d) Letter Agreement dated September 7, 1994 adding Emerging Markets Fund (2)
      (e) Letter Agreement dated September 1, 1995 adding Balanced Strategy, Growth Strategy and Income Strategy Funds (2)

 6         Not Applicable

 7    (a)  Amended and Restated Custodian Agreement dated July 1, 2001 (7)
      (b)  Subcustodian Agreement dated March 24, 1994 (4)
      (c) Amendment to Amended and Restated Custodian Agreement dated September 6, 2002 (filed herewith)

 8    (a)  Transfer Agency Agreement dated November 13, 2002 (filed herewith)
      (b) Master Revolving Credit Facility Agreement with Bank of America dated January 9, 2003 (filed herewith)
      (c) Master Revolving Credit Facility Agreement with USAA Capital Corporation dated January 9, 2003 (filed herewith)

 9 Opinion and Consent of Counsel with respect to the Balanced Strategy, Growth and Tax Strategy Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, Precious Metals and Minerals, and World Growth Fund GNMA Trust, and Treasury Money Market Trust (filed by Amendment)

 10   (a)  Consent of Independent Auditors with respect to the Cornerstone
           Strategy Fund, Emerging Markets Fund, International Fund, and World Growth Fund (8)
      (b) Consent of Independent Auditors with respect to the Precious Metals and Minerals Fund,GNMA Trust, and Treasury Money Market Trust
           (filed by Amendment)
      (c) Consent of Independent Auditors with respect to the Balanced Strategy Fund and Growth and Tax Strategy Fund (filed herewith)

 11        Omitted financial statements - Not Applicable

 12        SUBSCRIPTIONS AND INVESTMENT LETTERS
      (a)  GNMA Trust and Treasury Money Market Trust (2)
      (b)  World Growth Fund (2)
      (c)  Emerging Markets Fund (2)
      (d) Growth Strategy Fund, Income Strategy Fund, and Balanced Strategy Fund (2)

 13        12b-1 Plans - Not Applicable

 14        18f-3 Plans - Not Applicable

 15        Reserved

 16        CODE OF ETHICS
      (a)  IMCO (filed herewith)
      (b)  Dresdner RCM Global  Investors LLC (8)
      (c)  The Boston Company Asset Management  LLC (8)
      (d)  MFS Investment Management  (8)
      (e)  Wellington Management Company LLP (8)

 17        POWERS OF ATTORNEY
           Powers of Attorney for Robert G. Davis dated March 6, 2003, and Robert L. Mason, Richard A. Zucker, Barbara B. Dreeben, Michael F. Reimherr, Laura T. Starks, Christopher W. Claus, and David M. Holmes dated June 25, 2003 (filed herewith)

----------------------------
 (1) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on June 15, 1995.

 (2) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 26, 1995.

 (3) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on January 26, 1996.

 (4) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 1996.

 (5) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 2, 1999.

 (6) Previously filed with Post-Effective Amendment No. 29 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 28, 2000.

 (7) Previously filed with Post-Effective Amendment No. 30 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 1, 2001.

 (8) Previously filed with Post-Effective Amendment No. 31 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on August 2, 2002.

 (9) Previously filed with Post-Effective Amendment No. 32 of the Registrant (No. 2-91069) filed with the Securities and Exchange Commission on September 30, 2002.

 Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

 Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Fund Management" in the prospectus and the section captioned "Trustees and Officers of the Trust" in the statement of additional information.

 Item 25.  INDEMNIFICATION

 Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

     (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

     (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its trustees and officers or any person serving at the Registrant's request as a director, officer or trustee of another entity in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the covered person shall have undertaken to repay the amounts so paid to the Fund of Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under Article VI of the Agreement and Declaration of Trust and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested trustees of the Registrant who are not a party to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery form any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant or to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

 Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

 With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

 (a) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, International Fund, and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

 (b) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Balanced Strategy Fund and Cornerstone Strategy Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

 (c) Dresdner RCM Global Advisors LLC (Dresdner), located at 4 Embarcadero Center, San Francisco, California 94111, serves as a subadviser to the Growth and Tax Strategy Fund. The information required by this Item 26 with respect to each director and officer of Dresdner is incorporated herein by reference to Dresdner's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

 (d) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Growth and Tax Strategy Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

 Item 27.  PRINCIPAL UNDERWRITERS

     (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Tax Exempt Fund, Inc., USAA Mutual Fund, Inc., and USAA State Tax-Free Trust.

     (b) Set forth below is information concerning each director and executive officer of USAA Investment Management Company.

 NAME AND PRINCIPAL         POSITION AND OFFICES          POSITION AND OFFICES
  BUSINESS ADDRESS            WITH UNDERWRITER               WITH REGISTRANT

 Robert G. Davis            Director and Chairman         Trustee and
 9800 Fredericksburg Road   of the Board of Directors     Chairman of the
 San Antonio, TX 78288                                    Board of Trustees

 Christopher W. Claus       Chief Executive Officer,      President, Trustee
 9800 Fredericksburg Road   President, Director, and      and Vice Chairman of
 San Antonio, TX 78288      Vice Chairman of the          the Board of Trustees
                            Board of Directors

 Mark S. Howard             Senior Vice President,        Secretary
 9800 Fredericksburg Road   Secretary and Counsel
 San Antonio, TX 78288

 David M. Holmes            Senior Vice President,        Treasurer
 9800 Fredericksburg Road   Senior Financial Officer,
 San Antonio, TX 78288      and Treasurer

 Clifford A. Gladson        Senior Vice President,        Vice President
 9800 Fredericksburg Road   Fixed Income Investments
 San Antonio, TX  78288

 Mark S. Rapp               Senior Vice President,        None
 9800 Fredericksburg Road   Marketing
 San Antonio, TX 78288

 Terri L. Luensmann         Senior Vice President,        None
 9800 Fredericksburg Road   Investment Operations
 San Antonio, TX 78288

      (c)  Not Applicable.

 Item 28.  LOCATION OF ACCOUNTS AND RECORDS

 The following entities prepare,  maintain, and preserve the records required by
 Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     USAA Shareholder Account Services
     9800 Fredericksburg Road
     San Antonio, Texas 78288

     State Street Bank and Trust Company
     1776 Heritage Drive
     North Quincy, Massachusetts 02171

     MFS Investment Management
     500 Boylston Street
     Boston, Massachusetts 02116,
     (records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, International Fund, and World Growth Fund)

     Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109
     (records relating to its functions as a subadviser with respect to the Balanced Strategy Fund and Cornerstone Strategy Fund)

     Dresdner RCM Global Advisors LLC
     4 Embarcadero Center
     San Francisco, California 94111
     (records relating to its functions as a subadviser with respect to the Growth and Tax Strategy Fund)

     The Boston Company Asset Management
     Mellon Financial Center
     One Boston Place
     Boston, Massachusetts 02108-4408
     (records relating to its functions as a subadviser with respect to the Growth and Tax Strategy Fund)

 Item 29.  MANAGEMENT SERVICES

           Not Applicable

 Item 30.  UNDERTAKINGS

           None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio and state of Texas on the 1st day of August, 2003.

                                                USAA INVESTMENT TRUST

                                                /S/ CHISTOPHER W. CLAUS
                                                --------------------------------
                                                Christopher W. Claus
                                                President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

 (Signature)                             (Title)                   (Date)

           *                                                     August 1, 2003
_________________________________      Chairman of the
Robert G. Davis                        Board of Trustees


           *                                                     August 1, 2003
___________________________________    Vice Chairman of the Board
Christopher W. Claus                   of Trustees and President
(Principal Executive Officer)


           *                                                     August 1, 2003
___________________________________    Treasurer (Principal
David M. Holmes                        Financial and
                                       Accounting Officer)


           *                                                     August 1, 2003
___________________________________    Trustee
Barbara B. Dreeben


           *                                                     August 1, 2003
___________________________________    Trustee
Robert L. Mason


           *                                                     August 1, 2003
___________________________________    Trustee
Michael F. Reimherr


           *                                                     August 1, 2003
___________________________________    Trustee
Laura T. Starks


           *                                                     August 1, 2003
 ___________________________________   Trustee
Richard A. Zucker




*By:  /S/ CHRISTOPHER W. CLAUS
     --------------------------
Christopher W. Claus, Attorney-in-Fact, under Powers of Attorney dated March 6, 2003 and June 25, 2003, which are filed herein with this Post Effective Amendment #33, and the Securities and Exchange Commission on August 1, 2003.

                                  EXHIBIT INDEX

 EXHIBIT                             ITEM                          Page No. *

 4    (b)  Advisory Agreement dated October 18, 2002 (filed herewith)       166
      (d)  Amended and Restated Subadvisory Agreement between IMCO and
             Dresdner RCM Global Investors LLC dated October 18, 2002
             (filed herewith)                                               184
      (e)  Amended and Restated Subadvisory Agreement between IMCO and
             The Boston Company Asset Management LLC dated October 18, 2002
             (filed herewith)                                               198
      (f) Amended and Restated Subadvisory Agreement between IMCO and Massachusetts Financial Service Company dated October 18,
             2002 (filed herewith)                                          212
      (g) Amended and Restated Subadvisory Agreement between IMCO and Wellington Management Company LLP dated October 18, 2002
             (filed herewith)                                               226

 7    (c)  Amendment to Amended and Restated Custodian Agreement dated
             September 6, 2002 (filed herewith)                             241

 8    (a)  Transfer Agency Agreement dated November 13, 2003
             (filed herewith)                                               245
      (b)  Master Revolving Credit Facility Agreement with Bank of America
             dated January 9, 2003 (filed herewith)                         263
      (c)  Master Revolving Credit Facility Agreement with USAA Capital
             Corporation dated January 9, 2003 (filed herewith)             292

 10   (c)  Consent of Independent Auditors with respect to the Balanced
             Strategy Fund and Growth and Tax Strategy Fund
             (filed herewith)                                               318

 16        CODE OF ETHICS
      (a)  IMCO (filed herewith)                                            320

 17        POWERS OF ATTORNEY
           Powers of Attorney for Robert G. Davis dated March 6, 2003, and  Barbara B. Dreeben, Michael F. Reimherr, Robert L. Mason,
           Laura T. Starks, Richard A. Zucker, Christopher W. Claus and
           David M. Holmes dated June 25, 2003 (filed herewith)             339